       As filed with the Securities and Exchange Commission on November 10, 2008


                                                             File Nos. 333-84769
                                                                        811-7451

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 12


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 37


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                      601 CONGRESS STREET, BOSTON, MA 02210
          (Complete address of depositor's principal executive offices)

        Depositor's Telephone Number, Including Area Code: (617) 663-3192

                                   ----------

                            THOMAS J. LOFTUS, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               601 CONGRESS STREET
                              BOSTON, MA 02210-2805
                (Name and complete address of agent for service)

                                   ----------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                                   ----------

It is proposed that this filing become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on November 10, 2008 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on _____, 2007 pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS


        Revolution, Declaration, Patriot Prospectus dated April 28, 2008 (Incorporated by reference to File No. 333-84769, filed on April 28, 2008)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      SUPPLEMENT DATED NOVEMBER 10, 2008 TO
                        PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 for certain Contracts issued by John Hancock Life Insurance Company or by John Hancock Variable Life Insurance Company. The Prospectuses bear the title of one or more of the following variable annuity contracts:

Accommodator Variable Annuity
Accommodator 2000 Variable Annuity
Independence Variable Annuity
Independence 2000 Variable Annuity
Independence Preferred Variable Annuity
Patriot Variable Annuity
Revolution Access Variable Annuity
Revolution Extra Variable Annuity
Revolution Value Variable Annuity
Revolution Value II Variable Annuity
Wealth Builder Variable Annuity

You should read this Supplement together with the current prospectus for the Contract you purchase (the "annuity prospectus"), and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-824-0335 to request a free copy.

ADDITION OF LIFESTYLE BALANCED TRUST AS A VARIABLE INVESTMENT OPTION

Effective November 10, 2008, we are adding an additional Variable Investment Option that invests in the Lifestyle Balanced Trust of the John Hancock Trust. We revise the information in the list of Variable Investment Options on the front page of the annuity prospectus to include the Lifestyle Balanced Trust as follows:

                               JOHN HANCOCK TRUST
                            Lifestyle Balanced Trust

We revise disclosure of the annuity prospectus section entitled "III. Fee Tables" to include information on the Lifestyle Balanced Trust as follows:

                                                                   ACQUIRED
                                         DISTRIBUTION              PORTFOLIO      TOTAL       CONTRACTUAL       NET
                            MANAGEMENT    AND SERVICE     OTHER    FEES AND     OPERATING       EXPENSE      OPERATING
        PORTFOLIOS              FEE      (12B-1) FEES   EXPENSES    EXPENSES   EXPENSES(1)   REIMBURSEMENT    EXPENSES
-------------------------   ----------   ------------   --------   ---------   -----------   -------------   ---------
JOHN HANCOCK TRUST (NAV):
LIFESTYLE BALANCED             0.04%         0.00%        0.02%      0.82%        0.88%           0.00%        0.88%

We add the following subsection entitled "Funds-of-Funds" in the annuity prospectus section entitled "V. General Information about Us, the Separate Account[s] and the Portfolios - The Portfolios" to include information on the Lifestyle Balanced Trust as follows:

Fund-of-Funds

The John Hancock Trust's Lifestyle Balanced Trust is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for the John Hancock Trust's Lifestyle Balanced Trust contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

We revise disclosure in the annuity prospectus section entitled "V. General Information about Us, the Separate Account[s] and the Portfolios - The Portfolios" to include information on the Lifestyle Balanced Trust as follows:

                               JOHN HANCOCK TRUST
               (We show the Portfolio's manager (i.e. subadviser)
                    in bold above the name of the Portfolio)

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED *

Lifestyle Balanced Trust   Seeks a balance between a high level of current
                           income and growth of capital, with a greater emphasis on growth of capital. To do this, the Portfolio invests approximately 40% of its assets in underlying
                           Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying
                           Portfolios which invest primarily in equity securities.

* Deutsche Investment Management Americas Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

MERGER OF MANAGED TRUST INTO LIFESTYLE BALANCED TRUST

We delete information in the annuity prospectus in connection with the MANAGED TRUST Variable Investment Option:

Effective after the close of business of November 7, 2008, Managed Trust merged into Lifestyle Balanced Trust. As a result you will not be able to allocate Contract Value or any Purchase Payments to Variable Investment Options corresponding to Managed Trust after November 7, 2008. You should, therefore, disregard any reference in the annuity prospectuses to Managed Trust except for the disclosure in "Appendix U: Accumulation Unit Value Tables," which is historical in nature.

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER AT 1-800-824-0335. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

You should retain this Supplement for future reference.

                       SUPPLEMENT DATED NOVEMBER 10, 2008

333-81103
002-38827
033-34813
033-15672
033-82646
033-82648
033-64947
333-84769
333-84767
333-81127

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                            dated April 28, 2008

                                       as amended and restated November 10, 2008


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
                        John Hancock Variable Account JF

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of deferred combination fixed and variable annuity contracts (singly, a "CONTRACT and collectively, the "CONTRACTS" issued by JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO") in all jurisdictions as follows:

                         PROSPECTUSES ISSUED BY JHVLICO
           (to be read with this Statement of Additional Information)

                          Declaration Variable Annuity
                            Patriot Variable Annuity
                       Revolution Access Variable Annuity
                        Revolution Extra Variable Annuity
                        Revolution Value Variable Annuity

Unless otherwise specified, "WE," "US," "OUR," or a "COMPANY" refers to the applicable issuing company of a Contract. You, the contract owner, should refer to the first page of your variable annuity contract for the name of your issuing company.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Annuities Service Center    Mailing Address
164 Corporate Drive         Post Office Box 9507
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9507
(800) 824-0335              www.jhannuities.com


JHVLICO Var Acct JF SAI 11/08

                                Table of Contents

SERVICES ..................................................................    3
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..........................    3
   PRINCIPAL UNDERWRITER ..................................................    3
   SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS ....................    3
CALCULATION OF PERFORMANCE DATA ...........................................    6
   MONEY MARKET VARIABLE INVESTMENT OPTIONS ...............................    6
   OTHER VARIABLE INVESTMENT OPTIONS ......................................    7
      "Standardized" Total Return .........................................    7
      Yield ...............................................................    7
      "Non-Standardized" Performance ......................................    7
OTHER PERFORMANCE INFORMATION .............................................    8
CALCULATION OF ANNUITY PAYMENTS ...........................................    8
      Calculation of Annuity Units ........................................    8
      Annuity Unit Values .................................................    9
      MORTALITY TABLES ....................................................    9
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES ......................    9
      Net Investment Rate .................................................   10
      Adjustment of Units and Values ......................................   10
      Hypothetical Examples Illustrating the Calculation of Accumulation
      Unit Values and Annuity Unit Values .................................   10
PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES .............................   10
THE SEPARATE ACCOUNT ......................................................   10
DELAY OF CERTAIN PAYMENTS .................................................   11
LIABILITY FOR TELEPHONE TRANSFERS .........................................   11
VOTING PRIVILEGES .........................................................   11
LEGAL AND REGULATORY MATTERS ..............................................   12
FINANCIAL STATEMENTS ......................................................   13

                                    Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the financial statements of John Hancock Variable Life Insurance Company Variable Annuity Account JF at December 31, 2007 and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

John Hancock Distributors, LLC, ("JH Distributors"), an affiliate of John Hancock Life Insurance Company ("JHLICO"), now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. ("Signator"), a subsidiary of JHLICO, which is an affiliate of ours, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to Signator in 2006 and 2005 were $1,100,644 and $6,482,728, respectively. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2007, 2006 and 2005 were $657,183,413, $516,555,523 and $510,874,858, respectively.

SPECIAL COMPENSATION AND REIMBURSEMENT ARRANGEMENTS

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.

The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2007) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract:

NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                            AIG - Financial Advisors
                 AIG - American General Securities Incorporated
                  American Portfolios Financial Services, Inc.
                        AmTrust Investment Services, Inc.
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                           Cadaret, Grant & Co., Inc.
                            Centaurus Financial, Inc.
                         Citigroup Global Markets, Inc.
                          CCO Investment Services, Inc.
                               Comerica Securities
                            Commerce Capital Markets
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                              Davenport & Co., LLC
                         Essex National Securities, Inc.
                            Ferris, Baker Watts, Inc.
                          Fifth Third Securities, Inc.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                        Independent Financial Group, LLC
                   Independent Financial Marketing Group, Inc.
                 ING - Financial Network Investment Corporation
                     ING - Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                          Janney Montgomery Scott, LLC
                     Jefferson Pilot Securities Corporation
                         John Hancock Distributors, Inc.
                          Key Investments Services, LLC
                        LaSalle Financial Services, Inc.
                        LaSalle Street Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                                  LPL Financial
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC

                                   DISTRIBUTOR

                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Morgan Stanley & Co., Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                  PAC of America - Associated Securities Corp.
                   PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
                PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                         Sammons Securities Company, LLC
                            Securities America, Inc.
                           Sigma Financial Corporation
                           Stifel Nicolaus & Co., Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, Inc.
                            Wachovia Securities, LLC
                            Wachovia Securities, Inc.
                      Wachovia Securities Financial Network
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                           Well Fargo Securities, LLC
                        Woodbury Financial Services, Inc.


Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                         Calculation of Performance Data

The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

                                                        (365/7)
              Effective yield = (Base period return + 1)        - 1

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                                           n
                              P x ( 1 + T )  = ERV

Where:

     P   = a hypothetical initial premium payment of $1,000

     T   = average annual total return

     n   = number of years

     ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

We calculate values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. We also calculate values from the date a variable investment option was first available in the Account. We do not calculate ten year periods because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date may be different from the date a variable investment option was first available in the Revolution contracts because the Account is used for other variable annuities offered by us.

Yield

We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                                                 6
                                   ( ( a - b    )      )
                         Yield = 2 ( ( ----- + 1)  - 1 )
                                   ( (  cd      )      )

where:

     a = net investment income earned during the period by the Portfolio whose shares are owned by the variable investment option

     b = expenses accrued for the period (net of any reimbursements)

     c = the average daily number of accumulation units outstanding during the period

     d = the offering price per accumulation unit on the last day of the period

According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

"Non-Standardized" Performance

We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Portfolio-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

Although the contracts did not exist during all the periods for which we calculate "non-standardized" performance, we adjust the returns of the variable investment options by the contracts' asset-based charge.

                          Other Performance Information

You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

                         Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                    the applicable annuity purchase rate set
                      forth in the contract and reflecting

                      (1) the age and, possibly, sex of the
                                    payee and

                         (2) the assumed investment rate
                                (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

               the amount of the initial monthly variable annuity
                    payment from that variable annuity option

                                       by

                     the annuity unit value of that variable
                    investment option as of 10 calendar days
                  prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ---------------------------
                                      1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

     (1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

     (2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be
          0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net Investment Rate

For any period, the net investment rate for a variable investment option equals

     (1) the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less

     (2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

     (3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract. Hypothetical examples illustrating the calculation of accumulation unit values and annuity unit values.

Hypothetical Examples Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000
- $1000 - $137.00) divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                 Purchases and Redemptions of Portfolio Shares

JHVLICO purchases and redeems Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each variable investment option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Portfolio share for each Portfolio determined on that same date.

                              The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by JHVLICO to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

                            Delay of Certain Payments

Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuities Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

     (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

     (2)  when trading on that Exchange is restricted;

     (3) when an emergency exists, as determined by the SEC, as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

     (4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                        Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include:

     -    requiring personal identification,

     -    tape recording calls, and

     -    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                Voting Privileges

Here's the formula we use to determine the number of Portfolio shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                         the corresponding class of the
                               Portfolio's shares

At a shareholders' meeting, you may give instructions regarding:

     (1)  the election of a Board of Trustees,

     (2)  the ratification of the selection of independent auditors,

     (3) the approval of a Series Portfolio's investment management agreements, and

     (4)  other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio's shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                              Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company
Years Ended December 31, 2007, 2006 and 2005

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                                                              F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2007 and 2006
                                                                                                                     F-3

Consolidated Statements of Income for the years ended December 31, 2007, 2006, and 2005
                                                                                                                     F-4

Consolidated Statements of Changes in Shareholder's Equity and Comprehensive Income for the years ended December 31,
2007, 2006 and 2005                                                                                                  F-5

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005
                                                                                                                     F-6

Notes to Consolidated Financial Statements
                                                                                                                     F-8

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2008, except for
Note 13, as to which the date
is November 7, 2008

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                          December 31,
                                                                      -------------------
                                                                        2007       2006
                                                                      --------- ---------
                                                                                 Restated
                                                                         (in millions)
Assets

Investments
Fixed maturities - at fair value
       (cost: 2007 - $4,971.2; 2006 - $4,616.7 restated)............. $ 4,967.5 $ 4,583.7
Equity securities:
   Available-for-sale - at fair value
     (cost: 2007 - $2.3; 2006 - $109.7)..............................       4.5     122.4
Mortgage loans on real estate........................................   1,031.7   1,056.2
Real estate..........................................................     257.8     261.7
Policy loans.........................................................     465.3     441.6
Other invested assets................................................     208.4     201.1
                                                                      --------- ---------
   Total Investments.................................................   6,935.2   6,666.7

Cash and cash equivalents............................................     184.9     265.5
Accrued investment income............................................      73.4      67.2
Goodwill.............................................................     410.8     410.8
Value of business acquired...........................................   1,275.8   1,299.0
Amounts due from affiliates..........................................     121.2     177.0
Intangible assets....................................................     210.6     213.8
Deferred policy acquisition costs....................................     544.6     499.7
Reinsurance recoverable..............................................     483.3     397.5
Other assets.........................................................       5.2      39.7
Separate account assets..............................................   7,949.2   7,924.9
                                                                      --------- ---------
   Total Assets...................................................... $18,194.2 $17,961.8
                                                                      ========= =========

Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits............................................... $ 6,924.0 $ 6,715.9
Policyholders' funds.................................................      50.4      39.7
Unearned revenue.....................................................     104.5     133.4
Unpaid claims and claim expense reserves.............................      37.7      48.7
Dividends payable to policyholders...................................       1.5       1.3
Amounts due to affiliates............................................     178.9     350.8
Deferred income tax liability........................................     462.7     452.0
Other liabilities....................................................     364.0     197.1
Separate account liabilities.........................................   7,949.2   7,924.9
                                                                      --------- ---------
   Total Liabilities.................................................  16,072.9  15,863.8

Shareholder's Equity:

Common stock; $50 par value; 50,000 shares authorized and outstanding       2.5       2.5
Additional paid in capital...........................................   2,017.1   2,017.1
Retained earnings....................................................      96.7      83.5
Accumulated other comprehensive (loss) income........................       5.0      (5.1)
                                                                      --------- ---------
   Total Shareholder's Equity........................................   2,121.3   2,098.0
                                                                      --------- ---------
   Total Liabilities and Shareholder's Equity........................ $18,194.2 $17,961.8
                                                                      ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                     Years Ended December 31,
                                                                                     ------------------------
                                                                                      2007    2006     2005
                                                                                     ------ -------- --------
                                                                                            Restated Restated
                                                                                          (in millions)
Revenues
   Premiums......................................................................... $ 59.2  $ 70.9   $ 77.6
   Universal life and investment-type product charges...............................  105.3   138.5    126.3
   Net investment income............................................................  367.6   358.2    328.4
   Net realized investment and other gains (losses).................................    4.1    (6.2)    11.0
   Investment management revenues, commissions and other fees.......................  239.7   124.3    118.7
   Other revenue....................................................................    0.1      --      0.3
                                                                                     ------  ------   ------
       Total revenues...............................................................  776.0   685.7    662.3

Benefits and expenses
   Benefits to policyholders........................................................  345.2   252.9    274.0
   Other operating costs and expenses...............................................   79.9   124.7    121.1
   Amortization of deferred policy acquisition costs and value of business acquired.   59.1    76.3     32.9
   Dividends to policyholders.......................................................   21.5    20.4     19.7
                                                                                     ------  ------   ------
       Total benefits and expenses..................................................  505.7   474.3    447.7
                                                                                     ------  ------   ------
Income before income taxes..........................................................  270.3   211.4    214.6

Income taxes........................................................................   91.8    70.7     71.4
                                                                                     ------  ------   ------
Net income.......................................................................... $178.5  $140.7   $143.2
                                                                                     ======  ======   ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                           AND COMPREHENSIVE INCOME

                                                                                       Accumulated
                                                                                          Other         Total
                                                      Common   Additional    Retained Comprehensive Shareholder's Outstanding
                                                      Stock  Paid In Capital Earnings Income (Loss)    Equity       Shares
                                                      ------ --------------- -------- ------------- ------------- -----------
                                                             (in millions, except for shares outstanding)         (thousands)
Balance at January 1, 2005 - As previously
  reported...........................................  $2.5     $1,977.4     $  97.0     $ 33.4       $2,110.3       50.0
   Restatements......................................                          (27.4)                    (27.4)
                                                       ----     --------     -------     ------       --------       ----
Balance at January 1, 2005 - Restated................  $2.5     $1,977.4     $  69.6     $ 33.4       $2,082.9       50.0
                                                       ====     ========     =======     ======       ========       ====
Manulife Financial Corporation purchase price
  reallocation.......................................               39.7                                  39.7

   Comprehensive income:.............................
       Net income - Restated.........................                          143.2                     143.2
       Other comprehensive income, net of tax:.......
          Net unrealized losses......................                                     (45.5)         (45.5)
          Net accumulated losses on cash flow
            hedges...................................                                      (0.7)          (0.7)
                                                                                                      --------
   Comprehensive income..............................                                                     97.0

Dividends paid to Parent.............................                         (175.0)                   (175.0)
                                                       ----     --------     -------     ------       --------       ----
Balance at December 31, 2005 - Restated..............  $2.5     $2,017.1     $  37.8     $(12.8)      $2,044.6       50.0
                                                       ====     ========     =======     ======       ========       ====
   Comprehensive income:.............................
       Net income - Restated.........................                          140.7                     140.7
       Other comprehensive income, net of tax:.......
          Net unrealized gains.......................                                       7.2            7.2
          Net accumulated gains on cash flow
            hedges...................................                                       0.5            0.5
                                                                                                      --------
   Comprehensive income..............................                                                    148.4

Dividends paid to Parent.............................                          (95.0)                    (95.0)
                                                       ----     --------     -------     ------       --------       ----
Balance at December 31, 2006 - Restated..............  $2.5     $2,017.1     $  83.5     $ (5.1)      $2,098.0       50.0
                                                       ====     ========     =======     ======       ========       ====
   Comprehensive income:.............................
       Net income....................................                          178.5                     178.5
       Other comprehensive income, net of tax:.......
          Net unrealized gains.......................                                       9.9            9.9
          Net accumulated gains on cash flow
            hedges...................................                                       0.2            0.2
                                                                                                      --------
   Comprehensive income..............................                                                    188.6

Adoption of FSP No. FAS13-2..........................                          (15.3)                    (15.3)
Dividends paid to Parent.............................                         (150.0)                   (150.0)
                                                       ----     --------     -------     ------       --------       ----
Balance at December 31, 2007.........................  $2.5     $2,017.1     $  96.7     $  5.0       $2,121.3       50.0
                                                       ====     ========     =======     ======       ========       ====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                  Years Ended December 31,
                                                                                              -------------------------------
                                                                                                 2007       2006       2005
                                                                                              ---------  ---------  ---------
                                                                                                          Restated   Restated
                                                                                                       (in millions)
Cash flows from operating activities:
   Net income................................................................................ $   178.5  $   140.7  $   143.2
       Adjustments to reconcile net income to net cash provided by operating activities:.....
       Amortization of premium (discount) - fixed maturities.................................      26.4       37.8       52.5
       Net realized investment and other (gains) losses......................................      (4.1)       6.2      (11.0)
       Amortization of deferred acquisition costs............................................      39.0       51.0      (20.0)
       Amortization of value of business acquired............................................      20.1       25.3       52.9
       Capitalized deferred acquisition costs................................................     (85.0)    (198.2)    (222.4)
       Depreciation and amortization.........................................................       8.7        5.9        2.5
       (Increase) decrease in accrued investment income......................................      (6.2)       3.7       (5.3)
       Decrease (increase) other assets and other liabilities, net...........................      10.3       86.0        6.6
       Increase in policy liabilities and accruals, net......................................     109.4      141.7      216.4
       Increase in deferred income tax liability.............................................      15.5       46.8       97.3
                                                                                              ---------  ---------  ---------
       Net cash provided by operating activities.............................................     312.6      346.9      312.7

Cash flows used in investing activities:
   Sales of:.................................................................................
       Fixed maturities......................................................................     463.4      865.0      589.8
       Equity securities.....................................................................     149.4        6.0      200.2
       Real estate...........................................................................        --        0.1        1.1
       Other invested assets.................................................................      38.7      224.0      118.5
   Maturities, prepayments and scheduled redemptions of:.....................................
       Fixed maturities......................................................................     144.0       97.6      163.8
       Mortgage loans on real estate.........................................................     201.9      169.2      185.5
   Purchases of:.............................................................................
       Fixed maturities......................................................................  (1,001.3)  (1,409.5)  (1,047.0)
       Equity securities.....................................................................      (4.2)    (110.5)    (141.3)
       Real estate...........................................................................      (1.4)     (99.7)    (151.6)
       Other invested assets.................................................................     (54.1)     (83.1)     (29.2)
   Mortgage loans on real estate issued......................................................    (180.5)     (94.2)    (272.5)
   FSP No. FAS 13-2 transition adjustment....................................................     (15.3)        --         --
   Other, net................................................................................       3.5      (18.6)     (32.8)
                                                                                              ---------  ---------  ---------
       Net cash used in investing activities................................................. $  (255.9) $  (453.7) $  (415.5)

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                            Years Ended December 31,
                                                                           -------------------------
                                                                             2007     2006     2005
                                                                           -------  -------- --------
                                                                                    Restated Restated
                                                                                 (in millions)
Cash flows from financing activities:
   Dividends paid to Parent............................................... $(150.0) $ (95.0) $(175.0)
   Universal life and investment-type contract deposits...................   366.4    769.4    827.0
   Universal life and investment-type contract maturities and withdrawals.  (382.2)  (777.7)  (715.0)
   Net transfers to separate accounts from policyholders..................    28.5    246.7    270.5
                                                                           -------  -------  -------
   Net cash (used in) provided by financing activities....................  (137.3)   143.4    207.5
                                                                           -------  -------  -------
   Net (decrease) increase in cash and cash equivalents...................   (80.6)    36.6    104.7

Cash and cash equivalents at beginning of year............................   265.5    228.9    124.2
                                                                           -------  -------  -------
Cash and cash equivalents at end of year.................................. $ 184.9  $ 265.5  $ 228.9
                                                                           =======  =======  =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife Financial Corporation (Manulife) as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with US generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005. These restatements resulted in an increase in net income for the year ended December 31, 2006 of $3.3 million and a decrease in net income for the year ended December 31, 2005 of $11.6 million. Total shareholder's equity decreased by $35.7 million, $39.0 million and $27.4 million as of December 31, 2006, December 31, 2005 and January 1, 2005, respectively. There were four material items included in the restatements as described below.

The non-traditional life products' deferred policy acquisition cost amortization did not properly include premium taxes in the determination of adjusted gross profits. The correction of the modeling error resulted in lower amortization expense and an increase in net income of $10.7 million and $7.1 million for the years ended December 31, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life policies. An error in the calculation of the components of this treaty resulted in a decrease in net income of $1.2 million and $3.1 million for the years December 31, 2006 and 2005, respectively, and a decrease in shareholder's equity of $6.0 million as of January 1, 2005.

For certain investments, the amounts per the general ledger did not agree to the underlying investment valuation model resulting in an overstatement of those assets on the financial statements. The financial statements have been restated to reflect the after-tax decrease in net investment income of $9.7 million for the year ended December 31, 2005, and a decrease in shareholder's equity of $6.5 million as of January 1, 2005.

Federal tax deficiency liabilities and provisions attributable to the Company had historically been recorded by John Hancock. The Company's financial statements have been restated to include those liabilities and provisions and which decreased net income by $7.2 million and $4.5 million in the years ended December 31, 2006 and 2005, respectively, and decreased shareholder's equity by $18.3 million as of January 1, 2005.

Other adjustments not specifically discussed above, but included in the restatements, resulted in an increase in net income for the year ended December 31, 2006 of $10 million and a decrease in net income for the year ended December 31, 2005 of $1.4 million. Total shareholder's equity increased by $3.4 million as of January 1, 2005 for these adjustments.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statement of Income and Changes in Shareholder's Equity for the years ended December 31, 2006 and 2005:

                                                                                   Prior to
                                                                                 Restatement* Adjustments Restated
                                                                                 ------------ ----------- ---------
                                                                                          ($ in millions)
December 31, 2006
Fixed maturities................................................................  $ 4,608.6     $(24.9)   $ 4,583.7
Total investments...............................................................    6,691.6      (24.9)     6,666.7
Deferred policy acquisition costs...............................................      472.3       27.4        499.7
Other assets....................................................................       35.8        3.9         39.7
Total assets....................................................................   17,955.4        6.4     17,961.8
Unearned revenue................................................................      163.6      (30.2)       133.4
Deferred income tax liability...................................................      463.4      (11.4)       452.0
Other liabilities...............................................................      113.4       83.7        197.1
Total liabilities...............................................................   15,821.7       42.1     15,863.8
Retained earnings...............................................................      119.2      (35.7)        83.5
Total shareholder's equity......................................................    2,133.7      (35.7)     2,098.0
Total liabilities and shareholder's equity......................................   17,955.4        6.4     17,961.8
                                                                                  ---------     ------    ---------
December 31, 2005
Retained earnings...............................................................       76.8      (39.0)        37.8
Total shareholder's equity......................................................    2,083.6      (39.0)     2,044.6
                                                                                  ---------     ------    ---------
January 1, 2005
Retained earnings...............................................................       97.0      (27.4)        69.6
Total shareholder's equity......................................................    2,110.3      (27.4)     2,082.9
                                                                                  ---------     ------    ---------
For the year ended December 31, 2006
Premiums........................................................................       84.0      (13.1)        70.9
Universal life and investment-type product charges..............................      140.8       (2.3)       138.5
Investment management revenues, commissions and other fees......................      122.2        2.1        124.3
Total revenue...................................................................      699.0      (13.3)       685.7
Benefits to policyholders.......................................................      264.2      (11.3)       252.9
Other operating costs and expenses..............................................      116.3        8.4        124.7
Amortization of deferred policy acquisition costs and value of business acquired       92.8      (16.5)        76.3
Total benefits and expenses.....................................................      493.7      (19.4)       474.3
Income before income taxes......................................................      205.3        6.1        211.4
Income taxes....................................................................       67.9        2.8         70.7
Net income......................................................................      137.4        3.3        140.7
                                                                                  ---------     ------    ---------
For the year ended December 31, 2005
Premiums........................................................................       80.8       (3.2)        77.6
Universal life and investment-type product charges..............................      128.4       (2.1)       126.3
Net investment income...........................................................      343.3      (14.9)       328.4
Investment management revenues, commissions and other fees......................      113.1        5.6        118.7
Total revenue...................................................................      676.9      (14.6)       662.3
Benefits to policyholders.......................................................      265.7        8.3        274.0
Other operating costs and expenses..............................................      118.6        2.5        121.1
Amortization of deferred policy acquisition costs and value of business acquired       43.8      (10.9)        32.9
Total benefits and expenses.....................................................      447.8       (0.1)       447.7
Income before income taxes......................................................      229.1      (14.5)       214.6
Income taxes....................................................................       74.3       (2.9)        71.4
Net income......................................................................      154.8      (11.6)       143.2

--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

The Consolidated Statements of Cash Flows were restated as applicable for the items noted above.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Investments

The Company classifies its fixed maturity securities as available-for-sale, and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and deferred taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment gains (losses). The Company records as its carrying value the net investment of the leveraged leases calculated by accruing income at the lease's expected internal rate of return in accordance with the Statement of Financial Accounting Standard No. 13, Accounting for Leases.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC)

Deferred Acquisition Costs are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2007 and 2006, the Company's DAC was deemed recoverable.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period.

Amortization of DAC is allocated to: (1) a separate component of total benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force; and (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill and Other Intangible Assets.

In JHFS' merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks.

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife.

Amortizable assets include VOBA and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the date of the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife. Distribution networks had weighted average lives of 22 years at the date of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. VOBA and the Company's other intangible assets are evaluated for impairment by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses) and the related liability changes of separate accounts are offset within the same line in the Consolidated Statements of Income. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 3.0% to 6.9% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products. Interest crediting rates range from 4.0% to 5.8% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% of the Company's life insurance in-force at December 31, 2007 and 2006.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors.

The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

   FASB Staff Position Fin No. 39-1, Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN 39-1)

In April 2007, the FASB Staff Position issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase of derivative liabilities at December 31, 2007 and 2006 of $2.5 million and $0.0 million, respectively.

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact adoption of SFAS 159 will have on its consolidated financial position and results of operations.

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

In September 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted trade prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair valued items valued using the lowest hierarchy level.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 - Summary of Significant Accounting Policies - (continued)


SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 could have a material effect on its consolidated financial position and results of operations. The Company is currently assessing the impact of adoption.

   FASB Staff Position FAS13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction (FSP FAS13-2).

The FASB staff released FSP FAS13-2 in September 2006. FSP FAS13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP FAS13-2 was effective for the Company's financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. FAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

   FAS Financial Interpretation 48; Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109 (FIN 48)

In June 2006, the FASB issued FIN 48. FIN 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 was effective for the Company's consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company's consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-01 as of January 1, 2007, there was no impact to the Company's consolidated financial position or results of operations.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's Consolidated Balance Sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's Consolidated Statements of Income. John Hancock charged the Company service fees of $52.2 million, $80.0 million, and $95.9 million for the years ended December 31, 2007, 2006 and 2005, respectively. As of December 31, 2007 and 2006, respectively, the Company owed John Hancock $12.0 million and $145.4 million related to these services. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $10.5 million, $6.8 million, and $17.3 million in 2007, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. This agreement increased the Company's income before income taxes by $4.7 million and $4.7 million (restated) for the years ended December 31, 2007 and 2006, respectively and decreased the Company's income before income taxes by $6.2 million (restated) for the year ended December 31, 2005.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company's income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company's 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company's income before income taxes by $2.0 million for the year ended December 31, 2005.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. This agreement decreased the Company's income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. The Company and John Hancock terminated this reinsurance agreement effective January 1, 2007.

Effective January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. This agreement was amended and restated, effective April 1, 2007, in order to clarify the wording. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.0 million and $0.2 million for the years ended December 31, 2007 and 2006, respectively. The reinsurance recoverable was $39.8 million and $37.7 million at December 31, 2007 and 2006, respectively.

Effective December 31, 2000, the Company entered into a reinsurance treaty to cede 50% net of third party reinsurance of its level term policies to John Hancock. Effective October 1, 2007, under an amended and restated agreement, the treaty became a coinsurance funds withheld reinsurance agreement. On the same date, as mutually agreed upon by John Hancock, an affiliate, Manulife Reinsurance (Bermuda) Limited (MRBL), and the Company, the treaty was transferred and assigned to MRBL. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company's income before income taxes by $1.3 million, $1.3 million and $1.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 - Related Party Transactions (continued)


Effective December 31, 2002, the Company entered into a coinsurance funds withheld treaty with JHRECo to cede 50% net of third party reinsurance of its level term policies. Effective October 1, 2007, the treaty was amended to clarify wording and eliminate ambiguities. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company's income before income taxes by $1.1 million, $1.0 million and $0.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as "MVAs."

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company's obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife's guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS' quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements. The Company had $120.4 million and $252.7 million invested in this pool at December 31, 2007 and 2006, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

At December 31, 2007 and 2006, the Company had a $250.0 million line of credit with JHFS. At December 31, 2007 and 2006, the Company had no outstanding borrowings under this agreement.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

                                                                    Years Ended December 31,
                                                                    ----------------------
                                                                     2007     2006    2005
                                                                    ------   ------  ------
                                                                         (in millions)
Net Investment Income
   Fixed maturities - Restated..................................... $276.8   $265.3  $233.1
   Equity securities...............................................     --      4.6     1.5
   Mortgage loans on real estate...................................   57.7     60.1    54.9
   Real estate.....................................................   12.4     10.5     4.5
   Policy loans....................................................   22.9     20.0    21.3
   Short-term investments..........................................   19.4      8.5     4.4
   Other...........................................................   (6.5)     4.5    17.6
                                                                    ------   ------  ------
   Gross investment income - Restated..............................  382.7    373.5   337.3
       Less investment expenses....................................   15.1     15.3     8.9
                                                                    ------   ------  ------
Net investment income - Restated................................... $367.6   $358.2  $328.4
                                                                    ======   ======  ======
Net realized investment and other gains (losses)
   Fixed maturities................................................ $ (6.4)  $  1.3  $ (1.5)
   Equity securities...............................................   17.6      0.8     1.9
   Mortgage loans on real estate and real estate to be disposed of.   (0.9)     4.0     0.8
   Derivatives and other invested assets...........................   (6.2)   (12.3)    9.8
                                                                    ------   ------  ------
Net realized investment and other gains (losses)................... $  4.1   $ (6.2) $ 11.0
                                                                    ======   ======  ======

Gross gains were realized on the sale of available-for-sale securities of $25.2 million, $20.4 million, and $16.3 million for the years ended December 31, 2007, 2006, and 2005, respectively. Gross losses were realized on the sale of available-for-sale securities of $3.1 million, $14.7 million, and $9.2 million for the years ended December 31, 2007, 2006, and 2005, respectively. In addition, other-than-temporary impairments on available for sale securities of $20.0 million, $9.1 million, and $6.0 million for the years ended December 31, 2007, 2006, and 2005, respectively were recognized in the Consolidated Statements of Income.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments (continued)


The Company's investments in fixed maturities and equity securities are summarized below for the years indicated:

                                                                                            December 31, 2007
                                                                             -----------------------------------------------
                                                                                              Gross      Gross
                                                                                            Unrealized Unrealized
                                                                             Amortized Cost   Gains      Losses   Fair Value
                                                                             -------------- ---------- ---------- ----------
                                                                                              (in millions)
Available-for-Sale:
Corporate securities........................................................    $4,129.2      $44.4      $(44.6)   $4,129.0
Asset-backed and mortgage-backed securities.................................       810.9        6.3       (10.3)      806.9
Obligations of states and political subdivisions............................         9.2         --          --         9.2
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................        21.9        0.5          --        22.4
                                                                                --------      -----      ------    --------
Total fixed maturities......................................................     4,971.2       51.2       (54.9)    4,967.5
Equity securities available-for-sale........................................         2.3        2.4        (0.2)        4.5
                                                                                --------      -----      ------    --------
Total fixed maturities and equity securities................................    $4,973.5      $53.6      $(55.1)   $4,972.0
                                                                                ========      =====      ======    ========

                                                                                            December 31, 2006
                                                                             -----------------------------------------------
                                                                                              Gross      Gross
                                                                                            Unrealized Unrealized
                                                                             Amortized Cost   Gains      Losses   Fair Value
                                                                             -------------- ---------- ---------- ----------
                                                                                              (in millions)
Available-for-Sale:
Corporate securities - Restated.............................................    $3,710.7      $20.3      $(46.6)   $3,684.4
Asset-backed and mortgage-backed securities.................................       866.5        4.7       (11.5)      859.7
Obligations of states and political subdivisions............................         2.3         --          --         2.3
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................        37.2        0.1          --        37.3
                                                                                --------      -----      ------    --------
Total fixed maturities - Restated...........................................     4,616.7       25.1       (58.1)    4,583.7
Equity securities available-for-sale........................................       109.7       13.0        (0.3)      122.4
                                                                                --------      -----      ------    --------
Total fixed maturities and equity securities - Restated.....................    $4,726.4      $38.1      $(58.4)   $4,706.1
                                                                                ========      =====      ======    ========

The amortized cost and fair value of fixed maturities at December 31, 2007, by contractual maturity, are shown below:

                                                 Amortized Cost Fair Value
                                                 -------------- ----------
                                                       (in millions)
     Available-for-Sale:........................
     Due in one year or less....................    $  270.8     $  271.0
     Due after one year through five years......     1,673.7      1,686.6
     Due after five years through ten years.....     1,221.5      1,214.1
     Due after ten years........................       994.3        988.9
                                                    --------     --------
                                                     4,160.3      4,160.6
     Asset-backed and mortgage-backed securities       810.9        806.9
                                                    --------     --------
     Total......................................    $4,971.2     $4,967.5
                                                    ========     ========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments - (continued)


As of December 31, 2007 and 2006, fixed maturity securities with a fair value of $18.4 million and $18.5 million were on deposit with government authorities as required by law.

Available-for-sale securities with amortized cost of $2.4 million and $3.2 million were non-income producing for the years ended December 31, 2007 and 2006, respectively.

Depreciation expense on investment real estate was $5.4 million, $3.3 million, and $0.7 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $11.3 million and $5.9 million at December 31, 2007 and 2006, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee, a Credit Committee sub-committee, reviews at-risk securities, including where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee, which includes Manulife's Chief Financial Officer, Chief Risk Officer and Chief Investment Officer, meets with the head of workouts, the head of each industry team and the head of portfolio management. The review focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. Results of this review are approved by Manulife's Credit Committee.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments - (continued)


As of December 31, 2007 and 2006, there were 839 and 977 fixed maturity securities with an aggregate gross unrealized loss of $54.9 million and $58.1 million, of which the single largest unrealized loss was $1.6 million and $1.3 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover in value or mature.

As of December 31, 2007 and 2006 there were 3 and 4 equity securities with an aggregate gross unrealized loss of $0.2 million and $0.3 million, of which the single largest unrealized loss was $0.2 million and $0.3 million as of December 31, 2007 and 2006 respectively. The Company anticipates that these equity securities will recover in value.

           Unrealized Losses on Fixed Maturity and Equity Securities

                                                             As of December 31, 2007
                               -----------------------------------------------------------------------------------
                                  Less than 12 months             12 months or more                  Total
                               -------------------------      -------------------------    -------------------------
                               Carrying Value                 Carrying Value               Carrying Value
                                of Securities                  of Securities                of Securities
                                 with Gross    Unrealized       with Gross    Unrealized     with Gross    Unrealized
Description of securities:     Unrealized Loss   Losses       Unrealized Loss   Losses     Unrealized Loss   Losses
--------------------------     --------------- ----------     --------------- ----------   --------------- ----------
Federal agency mortgage backed
  securities..................     $ 89.8        $ (1.7)         $  311.3       $ (8.6)       $  401.1       $(10.3)
Corporate bonds...............      600.4         (13.8)          1,055.7        (30.8)        1,656.1        (44.6)
                                   ------        ------          --------       ------        --------       ------
   Total, debt securities.....      690.2         (15.5)          1,367.0        (39.4)        2,057.2        (54.9)
Common stocks.................        1.5          (0.2)               --           --             1.5         (0.2)
                                   ------        ------          --------       ------        --------       ------
   Total......................     $691.7        $(15.7)         $1,367.0       $(39.4)       $2,058.7       $(55.1)
                                   ======        ======          ========       ======        ========       ======

                                                                 As of December 31, 2006
                                   -----------------------------------------------------------------------------------
                                      Less than 12 months             12 months or more                  Total
                                   -------------------------      -------------------------    -------------------------
                                   Carrying Value                 Carrying Value               Carrying Value
                                    of Securities                  of Securities                of Securities
                                     with Gross    Unrealized       with Gross    Unrealized     with Gross    Unrealized
Description of securities:         Unrealized Loss   Losses       Unrealized Loss   Losses     Unrealized Loss   Losses
--------------------------         --------------- ----------     --------------- ----------   --------------- ----------
US Treasury obligations and direct
  obligations of U.S. government
  agencies........................     $ 11.3        $   --          $    3.0       $   --        $   14.3       $   --
Federal agency mortgage backed
  securities......................       99.3          (0.9)            467.9        (10.6)          567.2        (11.5)
Corporate bonds...................      760.7         (11.3)          1,563.9        (35.3)        2,324.6        (46.6)
                                       ------        ------          --------       ------        --------       ------
   Total, debt securities.........      871.3         (12.2)          2,034.8        (45.9)        2,906.1        (58.1)
Common stocks.....................        1.6            --               1.3         (0.3)            2.9         (0.3)
                                       ------        ------          --------       ------        --------       ------
   Total..........................     $872.9        $(12.2)         $2,036.1       $(46.2)       $2,909.0       $(58.4)
                                       ======        ======          ========       ======        ========       ======

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments - (continued)


At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $66.6 million, and $62.5 million, respectively, excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $6.6 million at December 31, 2007 from $3.4 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below:

                                    Balance at                      Balance at
                                    Beginning                         End of
                                    of Period  Additions Deductions   Period
                                    ---------- --------- ---------- ----------
                                                  (in millions)
  Year ended December 31, 2007.....
     Mortgage loans on real estate.    $2.8      $1.5       $2.3       $2.0
                                       ----      ----       ----       ----
  Total............................    $2.8      $1.5       $2.3       $2.0
                                       ====      ====       ====       ====
  Year ended December 31, 2006.....
     Mortgage loans on real estate.    $4.0      $1.4       $2.6       $2.8
                                       ----      ----       ----       ----
  Total............................    $4.0      $1.4       $2.6       $2.8
                                       ====      ====       ====       ====
  Years ended December 31, 2005....
     Mortgage loans on real estate.    $3.3      $2.8       $2.1       $4.0
                                       ----      ----       ----       ----
  Total............................    $3.3      $2.8       $2.1       $4.0
                                       ====      ====       ====       ====

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses were as follows:

                                                                  December 31,
                                                                  ------------
                                                                   2007   2006
                                                                  -----  -----
                                                                  (in millions)
 Impaired mortgage loans on real estate with provision for losses $ 3.0  $ 7.4
 Provision for losses............................................  (2.0)  (2.8)
                                                                  -----  -----
 Net impaired mortgage loans on real estate...................... $ 1.0  $ 4.6
                                                                  =====  =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments - (continued)


The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                       2007    2006     2005
                                                       ----     -----    -----
                                                        (in millions)
         Average recorded investment in impaired loans $5.2    $10.4    $12.5
         Interest income recognized on impaired loans. $ --    $  --    $ 0.4

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $0.0 million and $1.1 million as of December 31, 2007 and 2006, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                     Years Ended December 31,
                                     ------------------------
                                     2007     2006    2005
                                     ----     ----    ----
                                     (in millions)
                            Expected $0.1     $0.1    $0.4
                            Actual..  0.1      0.1     0.2

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

     Collateral             Carrying    Geographic             Carrying
     Property Type           Amount     Concentration           Amount
     -------------------- ------------- -------------------- -------------
                          (in millions)                      (in millions)
     Apartments..........   $  176.0    East North Central..   $   92.6
     Hotels..............        5.3    East South Central..       43.3
     Industrial..........      135.8    Middle Atlantic.....      115.2
     Office buildings....      140.5    Mountain............       74.2
     Retail..............      291.2    New England.........       78.4
     Mixed use...........       51.1    Pacific.............      285.2
     Agricultural........      184.3    South Atlantic......      203.0
     Other...............       49.5    West North Central..       20.3
                                        West South Central..      120.6
                                        Canada/Other........        0.9

     Allowance for losses       (2.0)   Allowance for losses       (2.0)
                            --------                           --------
     Total...............   $1,031.7    Total...............   $1,031.7
                            ========                           ========

Mortgage loans with outstanding principal balances of $3.2 million were non-income producing at December 31, 2007. There was no non-income producing real estate at December 31, 2007.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $2.5 million and $0.0 million and appears on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as other liabilities at December 31, 2007 and 2006 was $47.0 million and $20.9 million and appears on the Consolidated Balance Sheets in other liabilities.

The Company adopted FASB Derivative Implementation Group Issue No. B36-Embedded
Derivatives: Modified Coinsurance Arrangement and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligator under Those Instruments ("DIG B36") and determined that certain of its reinsurance contracts contained embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with charges in fair value recorded in net income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the Consolidated Balance Sheet. The fair value of derivative instruments, identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36, are classified as liabilities and appear on the Company's Consolidated Balance Sheets in other liabilities at December 31, 2007 and 2006 were $25.2 million and $17.8 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned or expensed on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized a net loss of $4.9 million, and gains of $1.9 million, and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2007, 2006, and 2005, respectively. These amounts are recorded in net realized investment and other gains (losses). In 2007 and 2006, the Company had no hedges of firm commitments.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Derivatives and Hedging Instruments - (continued)


Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2007, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2007, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2007, $0.0 million was reclassified from other accumulated comprehensive income (loss) to earnings. It is anticipated that approximately $0.0 million will be reclassified from other accumulated comprehensive income (loss) to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 5.2 years.

For the years ended December 31, 2007, 2006, and 2005, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2007, gains of $0.2 million (net of tax of $0.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.0) million (net of tax of $0.0 million) at December 31, 2007. For the year ended
December 31, 2006 gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

For the years ended December 31, 2007 and 2006, the Company recognized net losses of $7.5 million and $3.5 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 - Derivatives and Hedging Instruments - (continued)


Outstanding derivative instruments were as follows:

                                                         December 31,
                                        -----------------------------------------------
                                                   2007                    2006
                                        Notional Carrying Fair  Notional Carrying Fair
                                         Amount   Value   Value  Amount   Value   Value
                                        -------- -------- ----- -------- -------- -----
                                                         (in millions)
Assets:
Derivatives:
   Interest rate swap agreements....... $  220.5  $ 2.5   $ 2.5      --      --      --
   Interest rate cap agreements........    150.0     --      --      --      --      --
   Embedded derivatives................      1.5     --      --      --      --      --

Liabilities:
Derivatives:
   Interest rate swap agreements....... $1,022.0  $42.1   $42.1  $441.5   $15.7   $15.7
   Currency rate swap agreements.......     24.0    4.6     4.6    21.0     4.9     4.9
   Foreign exchange forward agreements.      1.0    0.1     0.1     2.0     0.1     0.1
   Credit default swaps................      8.0     --      --    10.3     0.1     0.1
   Embedded derivatives................      9.8    0.2     0.2     9.8     0.1     0.1

Note 5--Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of JHFS, John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed on a separate return basis.

The components of income taxes were as follows:

                                              Years Ended December 31,
                                              -----------------------
                                              2007    2006     2005
                                               -----   -----   -----
                                                (in millions)
                Current taxes:
                   Federal -Restated......... $75.8   $23.7   $(8.8)
                   Foreign...................   0.5      --     0.5
                                               -----   -----   -----
                                               76.3    23.7    (8.3)

                Deferred taxes:
                   Federal - Restated........  15.5    47.0    79.7
                                               -----   -----   -----
                Total income taxes - Restated $91.8   $70.7   $71.4
                                               =====   =====   =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5--Income Taxes - (continued)


A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes to consolidated income tax expense charged to operations follows:

                                              Years Ended December 31,
                                              -----------------------
                                               2007     2006    2005
                                               -----   -----   -----
                                                 (in millions)
              Tax at 35% - Restated.......... $94.6    $74.0   $75.1
              Add (deduct):
                 Prior year taxes - Restated.   1.6      2.7     1.0
                 Tax credits.................  (3.2)    (3.1)   (3.1)
                 Foreign taxes...............    --       --     0.4
                 Other - Restated............  (1.2)    (2.9)   (2.0)
                                               -----   -----   -----
              Total income taxes - Restated.. $91.8    $70.7   $71.4
                                               =====   =====   =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                       December 31,
                                                     ----------------
                                                      2007     2006
                                                     ------  --------
                                                             Restated
                                                      (in millions)
          Deferred tax assets:
             Policy reserve adjustments............. $276.2   $261.8
             Other employee benefits................     --      5.7
             Unrealized losses......................     --      6.6
             Deferred acquisition costs.............  (57.3)    40.7
             Other..................................   11.8      3.9
                                                     ------   ------
                 Total deferred tax assets.......... $230.7   $318.7
                                                     ------   ------
          Deferred tax liabilities:
             Lease income...........................   67.0     52.6
             Securities and other investments.......   62.8    115.5
             Value of business acquired.............  519.2    535.6
             Other..................................   44.4     67.0
                                                     ------   ------
                 Total deferred tax liabilities.....  693.4    770.7
                                                     ------   ------
                 Net deferred tax liabilities....... $462.7   $452.0
                                                     ======   ======

At December 31, 2007 and 2006, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company made income tax payments of $17.7 million in 2007, received income tax refunds of $21.0 million in 2006 and made income tax payments of $38.1 million in 2005.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5--Income Taxes - (continued)


The Company files income tax returns in U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state and local or non U.S. income tax examinations by taxing authorities for years before 1996. The Internal Revenue Service (IRS) completed its examinations for years 1996 through 1998 on September 30, 2003, and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company's U.S. income tax returns for years 2002 through 2004 in the first quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48, on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

                                                              Amount of Unrecognized
                                                                Tax Benefits as of
                                                                December 31, 2007
                                                              ----------------------
                                                                  (in millions)
Balance as of January 1, 2007................................         $ 95.0
Additions based on tax positions related to the current year.           14.7
Reductions based on tax positions related to the current year             --
Additions for tax positions of prior years...................            0.2
Reductions for tax positions of prior years..................           (3.5)
                                                                      ------
Balance as of December 31, 2007..............................         $106.4
                                                                      ======

Included in the balance as of December 31, 2007, are $18.2 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balance as of December 31, 2007, are $88.2 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2007, 2006, and 2005 the Company recognized approximately $9.9 million, $10.1 million, and $3.6 million in interest expense, respectively. The Company had approximately $33.8 million and $23.9 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company has not recognized any material amounts of penalties during the years ended December 31, 2007, 2006 and 2005.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                2007 Premiums   2006 Premiums   2005 Premiums
                               --------------  --------------  --------------
                               Written Earned  Written Earned  Written Earned
                               ------- ------  ------- ------  ------- ------
                                                (in millions)
  Direct...................... $157.0  $157.3  $162.9  $163.0  $174.9  $176.3
  Assumed.....................    0.9     0.9     0.7     0.7     0.2     0.2
  Ceded - Restated............  (99.0)  (99.0)  (92.8)  (92.8)  (98.9)  (98.9)
                               ------  ------  ------  ------  ------  ------
  Net life premiums - Restated $ 58.9  $ 59.2  $ 70.8  $ 70.9  $ 76.2  $ 77.6
                               ======  ======  ======  ======  ======  ======

For the year ended December 31, 2007, 2006, and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $45.3 million, $33.5 million and $64.5 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 7 - Commitments and Contingencies

Commitments. At December 31, 2007, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $18.6 million, and $11.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $30.1 million at December 31, 2007. The majority of these commitments expire in 2008.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

Note 8 - Shareholder's Equity

Common Stock

The Company has one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2007 and 2006.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 - Shareholder's Equity - (continued)


Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                                                              Net
                                                                                                          Accumulated
                                                                                                Net       Gain (Loss)
                                                                                             Unrealized     on Cash
                                                                                           Gains (Losses) Flow Hedges
                                                                                           -------------- -----------
Balance at January 1, 2005                                                                     $ 33.4           --
Gross unrealized gains (losses) (net of deferred income tax benefit of $30.7 million).....      (57.0)
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $2.5 million)...........................................................................       (4.6)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of
  $8.7 million)...........................................................................       16.1
                                                                                               ------        -----
Net unrealized gains (losses).............................................................      (45.5)
                                                                                               ------        -----
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax benefit of
  $0.4 million)...........................................................................         --         (0.7)
                                                                                               ------        -----
Balance at December 31, 2005                                                                   $(12.1)       $(0.7)
                                                                                               ======        =====
Gross unrealized gains (losses), (net of deferred income tax expense of $4.4 million).....        8.2           --
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $2.0 million)...........................................................................       (3.7)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of
  $1.5 million)...........................................................................        2.7           --
                                                                                               ------        -----
Net unrealized gains (losses).............................................................        7.2           --
                                                                                               ------        -----
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense
  of $0.2 million)........................................................................         --          0.5
                                                                                               ------        -----
Balance at December 31, 2006                                                                   $ (4.9)       $(0.2)
                                                                                               ======        =====
Gross unrealized gains (losses), (net of deferred income tax expense of $14.3 million)....       26.8
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $7.7 million)...........................................................................      (14.4)
Adjustment to deferred policy acquisition costs (net of deferred income tax benefit of
  $1.4 million)...........................................................................       (2.5)
                                                                                               ------        -----
Net unrealized gains (losses).............................................................        9.9
                                                                                               ------        -----
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense
  of $0.0 million)........................................................................         --          0.2
                                                                                               ------        -----
Balance at December 31, 2007                                                                   $  5.0        $  --
                                                                                               ======        =====

                                                                                            Accumulated
                                                                                               Other
                                                                                           Comprehensive
                                                                                           Income (Loss)
                                                                                           -------------
Balance at January 1, 2005                                                                    $ 33.4
Gross unrealized gains (losses) (net of deferred income tax benefit of $30.7 million).....     (57.0)
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $2.5 million)...........................................................................      (4.6)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of
  $8.7 million)...........................................................................      16.1
                                                                                              ------
Net unrealized gains (losses).............................................................     (45.5)
                                                                                              ------
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax benefit of
  $0.4 million)...........................................................................      (0.7)
                                                                                              ------
Balance at December 31, 2005                                                                  $(12.8)
                                                                                              ======
Gross unrealized gains (losses), (net of deferred income tax expense of $4.4 million).....       8.2
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $2.0 million)...........................................................................      (3.7)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of
  $1.5 million)...........................................................................       2.7
                                                                                              ------
Net unrealized gains (losses).............................................................       7.2
                                                                                              ------
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense
  of $0.2 million)........................................................................       0.5
                                                                                              ------
Balance at December 31, 2006                                                                  $ (5.1)
                                                                                              ======
Gross unrealized gains (losses), (net of deferred income tax expense of $14.3 million)....      26.8
Reclassification adjustment for gains realized in net income (net of income tax expense of
  $7.7 million)...........................................................................     (14.4)
Adjustment to deferred policy acquisition costs (net of deferred income tax benefit of
  $1.4 million)...........................................................................      (2.5)
                                                                                              ------
Net unrealized gains (losses).............................................................       9.9
                                                                                              ------
Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense
  of $0.0 million)........................................................................       0.2
                                                                                              ------
Balance at December 31, 2007                                                                  $  5.0
                                                                                              ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 - Shareholder's Equity - (continued)


Net unrealized investment (losses) gains, included in the Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                                             2007   2006    2005
                                                                            -----  ------  ------
                                                                                (in millions)
Balance, end of year comprises:
   Unrealized investment (losses) gains on:................................
       Fixed maturities.................................................... $(3.7) $(33.0) $(27.2)
       Equity investments..................................................   2.2    12.7     0.1
       Other...............................................................   0.2      --    (0.1)
                                                                            -----  ------  ------
Total......................................................................  (1.3)  (20.3)  (27.2)

Amounts of unrealized investment losses (gains) attributable to:
       Deferred policy acquisition cost and value of business acquired.....   8.9    12.8     8.6
       Deferred federal income taxes.......................................  (2.6)    2.6     6.5
                                                                            -----  ------  ------
Total......................................................................   6.3    15.4    15.1
                                                                            -----  ------  ------
Net unrealized investment (losses) gains................................... $ 5.0  $ (4.9) $(12.1)
                                                                            =====  ======  ======

Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006 and 2005, there were no permitted practices.

The Company's statutory net income for the year ended December 31, 2007 was $172.9 million (unaudited). The Company's statutory surplus as of December 31, 2007 was $609.9 million (unaudited).

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Segment Information

The Company operates in the following three business segments: two segments primarily serve retail customers and the third segment is the Corporate Segment. The retail segments are the Protection Segment and the Wealth Management Segment.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1-- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated:

                                                                                          Wealth
                                                                            Protection  Management   Corporate Consolidated
                                                                            ---------- ------------- --------- ------------
                                                                                       (in millions)
Year ended December 31, 2007
Revenues:
   Revenue from external customers......................................... $   385.3     $ 19.0       $  --    $   404.3
   Net investment income...................................................     359.3       11.6        (3.3)       367.6
   Net realized investment gains (losses)..................................       6.8       (0.3)       (2.4)         4.1
                                                                            ---------     ------       -----    ---------
   Revenues................................................................ $   751.4     $ 30.3       $(5.7)   $   776.0
                                                                            =========     ======       =====    =========
Net Income:
   Net income.............................................................. $   179.0     $  8.1       $(8.6)   $   178.5
                                                                            =========     ======       =====    =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $    10.5     $ (0.2)      $  --    $    10.3
   Carrying value of investments accounted for by the equity method........     145.4        5.7          --        151.1
   Amortization of deferred policy acquisition costs and value of business
     acquired..............................................................      51.3        7.8          --         59.1
   Income taxes............................................................      90.6        0.5         0.7         91.8
   Segment assets.......................................................... $17,235.7     $920.3       $38.2    $18,194.2

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Segment Information - (continued)


                                                                                          Wealth
                                                                            Protection  Management   Corporate Consolidated
                                                                            ---------- ------------- --------- ------------
                                                                                       (in millions)
Year ended December 31, 2006
Revenues:
   Revenue from external customers - Restated.............................. $   311.8    $   21.9      $  --    $   333.7
   Net investment income...................................................     348.0        10.1        0.1        358.2
   Net realized investment gains (losses)..................................      (5.9)       (0.1)      (0.2)        (6.2)
                                                                            ---------    --------      -----    ---------
   Revenues - Restated..................................................... $   653.9    $   31.9      $(0.1)   $   685.7
                                                                            =========    ========      =====    =========
Net Income:
   Net income - Restated................................................... $   141.9    $    0.2      $(1.4)   $   140.7
                                                                            =========    ========      =====    =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $    12.7    $     --      $  --    $    12.7
   Carrying value of investments accounted for by the equity method........     138.8         7.5         --        146.3
   Amortization of deferred policy acquisition costs and value of business
     acquired - Restated...................................................      66.9         9.4         --         76.3
   Income taxes - Restated.................................................      71.4        (0.2)      (0.5)        70.7
   Segment assets - Restated............................................... $16,897.2    $1,041.1      $23.5    $17,961.8

                                                                                          Wealth
                                                                            Protection  Management   Corporate Consolidated
                                                                            ---------- ------------- --------- ------------
                                                                                       (in millions)
Year ended December 31, 2005
Revenues:
   Revenue from external customers - Restated.............................. $   294.1    $   28.8      $  --    $   322.9
   Net investment income - Restated........................................     315.9        13.5       (1.0)       328.4
   Net realized investment gains (losses)..................................       9.9         1.3       (0.2)        11.0
                                                                            ---------    --------      -----    ---------
   Revenues - Restated..................................................... $   619.9    $   43.6       (1.2)   $   662.3
                                                                            =========    ========      =====    =========
Net Income:
   Net income - Restated................................................... $   136.5    $    9.0      $(2.3)   $   143.2
                                                                            =========    ========      =====    =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $    27.8    $    0.6         --    $    28.4
   Carrying value of investments accounted for by the equity method........     243.5        12.7         --        256.2
   Amortization of deferred policy acquisition costs and value of business
     acquired - Restated...................................................      23.8         9.1         --         32.9
   Income taxes - Restated.................................................      70.8         1.8       (1.2)        71.4

The Company operates primarily in the United States. The Company has no reportable major customers.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, including any market value adjustment on MVA funds. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                                -----------------------------------
                                                      2007              2006
                                                ----------------- -----------------
                                                Carrying  Fair    Carrying  Fair
                                                 Value    Value    Value    Value
                                                -------- -------- -------- --------
                                                           (in millions)
Assets:
   Fixed maturities - Restated................. $4,967.5 $4,967.5 $4,583.7 $4,583.7
   Equity securities...........................      4.5      4.5    122.4    122.4
   Mortgage loans on real estate...............  1,031.7  1,016.1  1,056.2  1,042.8
   Policy loans................................    465.3    465.3    441.6    441.6
   Cash and cash equivalents...................    184.9    184.9    265.5    265.5
Derivatives:
   Interest rate swap agreements...............      2.5      2.5       --       --

Liabilities:
   Fixed rate deferred and immediate annuities. $  198.8 $  191.2 $  245.1 $  245.1
Derivatives:
   Interest rate swap agreements...............     42.1     42.1     15.7     15.7
   Currency rate swap agreements...............      4.6      4.6      4.9      4.9
   Foreign exchange forward agreements.........      0.1      0.1      0.1      0.1
   Credit default swaps........................       --       --      0.1      0.1
   Embedded derivatives........................      0.2      0.2      0.1      0.1

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company. Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                     Accumulated
                                                     Amortization
                                      Gross Carrying  and Other   Net Carrying
                                          Amount       Changes       Amount
                                      -------------- ------------ ------------
                                                   (in millions)
 December 31, 2007
    Unamortizable intangible assets:.
        Goodwill.....................    $  410.8      $    --      $  410.8
        Brand name...................        84.7           --          84.7
    Amortizable intangible assets:...
        Distribution networks........       134.4         (8.5)        125.9
        VOBA.........................     1,376.3       (100.5)      1,275.8

 December 31, 2006
    Unamortizable intangible assets:.
        Goodwill.....................    $  410.8      $    --      $  410.8
        Brand name...................        84.7           --          84.7
    Amortizable intangible assets:...
        Distribution networks........       134.4         (5.3)        129.1
        VOBA.........................     1,376.3        (77.3)      1,299.0

                                                                                                          Years Ended December 31,
                                                                                                          ------------------------
                                                                                                          2007     2006    2005
                                                                                                           -----    -----   -----
                                                                                                            (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $1.1 million, $0.9 million, and $ 0.7 million, respectively......... $ 2.1    $ 1.8   $ 1.4
VOBA, net of tax of $7.0 million, $8.9 million, and $18.5 million, respectively..........................  13.1     16.4    34.4
                                                                                                           -----    -----   -----
Aggregate amortization expense, net of tax of $8.1 million, $9.8 million, and $19.2 million, respectively $15.2    $18.2   $35.8
                                                                                                           =====    =====   =====

                                                                                   Tax     Net
                                                                                  Effect Expense
                                                                                  ------ -------
                                                                                  (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
   2008.......................................................................... $19.5   $36.2
   2009..........................................................................  20.4    37.8
   2010..........................................................................  21.3    39.5
   2011..........................................................................  21.9    40.7
   2012..........................................................................  22.4    41.6

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Goodwill and Other Intangible Assets - (continued)


The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Goodwill:
       Balance at January 1, 2007....   $368.5     $42.3       $410.8
                                        ------     -----       ------
       Balance at December 31, 2007..   $368.5     $42.3       $410.8
                                        ======     =====       ======

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Goodwill:
       Balance at January 1, 2006....   $368.5     $42.3       $410.8
                                        ------     -----       ------
       Balance at December 31, 2006..   $368.5     $42.3       $410.8
                                        ======     =====       ======

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Brand name:
       Balance at January 1, 2007....   $ 79.9     $ 4.8       $ 84.7
                                        ------     -----       ------
       Balance at December 31, 2007..   $ 79.9     $ 4.8       $ 84.7
                                        ======     =====       ======

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Brand name:
       Balance at January 1, 2006....   $ 79.9     $ 4.8       $ 84.7
                                        ------     -----       ------
       Balance at December 31, 2006..   $ 79.9     $ 4.8       $ 84.7
                                        ======     =====       ======

       Amortizable intangible assets:

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Distribution network:
       Balance at January 1, 2007....   $126.6     $ 2.5       $129.1
       Amortization..................     (3.2)       --         (3.2)
                                        ------     -----       ------
       Balance at December 31, 2007..   $123.4     $ 2.5       $125.9
                                        ======     =====       ======

                                                   Wealth
                                      Protection Management Consolidated
                                      ---------- ---------- ------------
                                                (in millions)
       Distribution network:
       Balance at January 1, 2006....   $129.3     $ 2.5       $131.8
       Amortization..................     (2.7)       --         (2.7)
                                        ------     -----       ------
       Balance at December 31, 2006..   $126.6     $ 2.5       $129.1
                                        ======     =====       ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Goodwill and Other Intangible Assets - (continued)


                                                                             Wealth
                                                                Protection Management Consolidated
                                                                ---------- ---------- ------------
                                                                          (in millions)
VOBA:
Balance at January 1, 2007.....................................  $1,251.4    $47.6      $1,299.0
Amortization...................................................     (12.4)    (7.7)        (20.1)
Adjustment to unrealized gains on securities available for sale      (2.2)    (0.9)         (3.1)
                                                                 --------    -----      --------
Balance at December 31, 2007...................................  $1,236.8    $39.0      $1,275.8
                                                                 ========    =====      ========

                                                                             Wealth
                                                                Protection Management Consolidated
                                                                ---------- ---------- ------------
                                                                          (in millions)
VOBA:
Balance at January 1, 2006.....................................  $1,266.7    $56.5      $1,323.2
Amortization...................................................     (16.1)    (9.2)        (25.3)
Adjustment to unrealized gains on securities available for sale       0.8      0.3           1.1
                                                                 --------    -----      --------
Balance at December 31, 2006...................................  $1,251.4    $47.6      $1,299.0
                                                                 ========    =====      ========

Note 12 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force. At December 31, 2007 and December 31, 2006, the Company had the following variable life contracts with guarantees.

                                                    December 31,   December 31,
                                                        2007           2006
                                                    ------------   ------------
                                                    (in millions, except for age)
  Life insurance contracts with guaranteed benefits
  In the event of death
     Account value.................................   $6,437.8       $6,231.6
     Net amount at risk related to deposits........       50.9           81.0
     Average attained age of contractholders.......         46             46

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 - Certain Separate Accounts - (Continued)


The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional reduction in the amount guaranteed for partial withdrawal benefit instead of a dollar-for-dollar reduction. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization.

For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (GMDB) in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, (i.e., guaranteed minimum income benefit, or GMIB) the net amount at risk is defined as the excess of the current annuitization income base over the current account value. At December 31, 2007 and December 31, 2006, the Company had the following variable annuity contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.)

                                                                                   December 31,         December 31,
                                                                                       2007                 2006
                                                                                   ------------         ------------
                                                                                   (in millions, except for age and percent)
Guaranteed minimum death benefit

   Return of net deposits.........................................................
   In the event of death:.........................................................
       Account value..............................................................    $209.3               $257.4
       Net amount at risk.........................................................       9.4                 13.1
       Average attained age of contractholders....................................        65                   65

   Return of net deposits plus a minimum return...................................
   In the event of death:.........................................................
       Account value..............................................................    $112.0               $130.5
       Net amount at risk.........................................................      45.5                 47.1
       Average attained age of contractholders....................................        67                   67
       Guaranteed minimum return rate.............................................         5%                   5%

   Highest specified anniversary account value minus withdrawals post anniversary.
   In the event of death:.........................................................
       Account value..............................................................    $420.8               $506.2
       Net amount at risk.........................................................      30.6                 38.8
       Average attained age of contractholders....................................        63                   64

Guaranteed minimum income benefit
       Account value..............................................................    $ 47.6               $ 50.4
       Net amount at risk.........................................................       8.6                  8.7
       Average attained age of contractholders....................................        63                   63

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 - Certain Separate Accounts - (Continued)


Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

                                      December 31, December 31,
                 Type of Fund             2007         2006
                 ------------         ------------ ------------
                                            (in millions)
                 Domestic Equity.....   $4,374.1     $4,306.1
                 International Equity      806.6        771.0
                 Balanced............      894.8        988.1
                 Bonds...............      769.2        763.8
                 Money Market........      502.1        506.0
                                        --------     --------
                    Total............   $7,346.8     $7,335.0
                                        ========     ========

The GMDB on life and annuity contracts and the (GMIB) on annuity contracts are valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2007 and 2006, respectively:

                                      Guaranteed     Guaranteed
                                        Minimum       Minimum
                                     Death Benefit Income Benefit
                                        (GMDB)         (GMIB)     Totals
                                     ------------- -------------- ------
                                               ( in millions)
        Balance at January 1, 2007..     $30.3          $0.9      $31.2
        Incurred guaranteed benefits       3.7            --        3.7
        Other reserves changes......      (0.4)          0.1       (0.3)
                                         -----          ----      -----
        Balance at December 31, 2007     $33.6          $1.0      $34.6
                                         =====          ====      =====

        Balance at January 1, 2006..     $26.1          $0.7      $26.8
        Incurred guaranteed benefits       1.9            --        1.9
        Other reserves changes......       2.3           0.2        2.5
                                         -----          ----      -----
        Balance at December 31, 2006     $30.3          $0.9      $31.2
                                         =====          ====      =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 12 - Certain Separate Accounts - (Continued)


The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

  . Data used included stochastically generated investment performance scenarios.

  . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

  . Annuity mortality for 2007 was based on 1994 MGDB table multiplied by factors varied by rider types and qualified/non-qualified business (2006 assumptions was 100% of the Annuity 2000 table).

  . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

  . Annuity base lapse rates vary by contract type and duration and range from 1 percent to 29 percent for 2007 and from 1 percent to 25 percent for 2006.

  .  Annuity discount rate was 6.5% which is consistent with the VOBA models.

The GMIB reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business (or $47.6 million of account value) has this rider.

Note 13 - Subsequent Event

On July 29, 2008 the Board of Directors of John Hancock Life Insurance Company
(USA) unanimously voted to authorize the company to enter into an agreement to merge with two of its affiliates, John Hancock and the Company. The Merger Agreement, which has also been authorized by the Boards of Directors of John Hancock and the Company, is subject to the applicable regulatory approvals for insurance regulators in Massachusetts and Michigan and in the other jurisdictions where the companies are licensed. The Merger Agreement, if approved, will become effective in 2009 or such other time as may be agreed by the parties. Pursuant to the terms of the Merger Agreement, John Hancock and the Company would cease to exist, and the companies' assets and obligations would be assumed by John Hancock Life Insurance Company (USA).

AUDITED FINANCIAL STATEMENTS

John Hancock Variable Annuity Account JF of John Hancock Life Insurance Company December 31, 2007

                  John Hancock Variable Annuity Account JF of
                      John Hancock Life Insurance Company

                          Audited Financial Statements

                               December 31, 2007

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public Accounting
   Firm ...................................................................    1
Statement of Assets and Liabilities .......................................    2
Statement of Operations and Changes in Contract Owners' Equity ............    6
Notes to Financial Statements .............................................   15

(ERNST & YOUNG LOGO)  - ERNST & YOUNG LLP                 PHONE: (617) 266-2000
                        200 CLARENDON STREET              FAX:   (617) 266-5843
                        BOSTON, MASSACHUSETTS 02116-5072  WWW.EY.COM

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of John Hancock Variable Annuity Account JF of John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account JF (the "Account") comprised of the following sub-accounts,

Active Bond Series NAV
Blue Chip Series NAV
Bond Index Series NAV
Brandes International
Capital Appreciation Series NAV
Equity Income Series NAV
Equity Index Series NAV
Financial Services Series NAV
Global Bond Series NAV
Growth & Income Series NAV
Health Series NAV
High Yield Series NAV
International Equity Index Series NAV
Managed Series NAV
Mid Cap Index Series NAV
Mid Cap Stock Series NAV
Mid Cap Value B Series NAV
Money Market Series NAV
Overseas Equity B Series NAV
Real Estate Securities Series NAV
Short-Term Bond Series NAV
Small Cap Emerging Growth Series NAV
Small Cap Index Series NAV
Small Cap Value Series NAV
Total Return Series NAV
Total Stock Index Series NAV

as of December 31, 2007, and the related statement of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Variable Annuity Account JF at December 31, 2007, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP

April 15, 2008

                  A member firm of Ernst & Young Global Limited

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                               Capital      Equity
                          Active Bond  Blue Chip  Bond Index               Appreciation    Income   Equity Index  Financial
                             Series      Series     Series      Brandes       Series       Series      Series      Services
                              NAV         NAV         NAV    International      NAV          NAV         NAV      Series NAV
                          ----------- ----------- ---------- ------------- ------------ ----------- ------------ -----------
TOTAL ASSETS
Investments at fair value $20,178,508 $16,034,904 $8,066,470    $164,859    $4,957,678  $29,583,238  $43,832,025 $11,330,331
                          =========== =========== ==========    ========    ==========  ===========  =========== ===========
NET ASSETS
Contracts in accumulation $20,178,508 $16,034,904 $8,066,470    $164,859    $4,957,678  $29,559,263  $43,790,435 $11,326,297
Contracts in payout
   (annuitization)                 --          --         --          --            --       23,975       41,590       4,034
                          ----------- ----------- ----------    --------    ----------  -----------  ----------- -----------
Total net assets          $20,178,508 $16,034,904 $8,066,470    $164,859    $4,957,678  $29,583,238  $43,832,025 $11,330,331
                          =========== =========== ==========    ========    ==========  ===========  =========== ===========
Units outstanding           1,562,887   1,677,994    567,983       7,946     1,168,119    1,747,916    1,921,824     615,087
Unit value                $     12.91 $      9.56 $    14.20    $  20.75    $     4.24  $     16.92  $     22.81 $     18.42

Shares                      2,146,650     740,300    820,597       8,935       492,811    1,800,562    2,368,019     779,789
Cost                      $20,976,468 $12,111,930 $8,318,227    $188,971    $4,449,954  $29,050,254  $35,408,300 $10,717,104

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2007

                                      Global      Growth                         International
                                       Bond      & Income    Health   High Yield     Equity      Managed    Mid Cap    Mid Cap
                                      Series      Series     Series     Series    Index Series   Series      Index      Stock
                                        NAV        NAV         NAV        NAV         NAV         NAV     Series NAV Series NAV
                                    ---------- ----------- ---------- ---------- ------------- ---------- ---------- ----------
TOTAL ASSETS
Investments at fair value           $3,595,165 $26,007,326 $2,541,079 $5,913,256  $16,784,630  $9,913,407  $861,698  $9,479,983
                                    ========== =========== ========== ==========  ===========  ==========  ========  ==========
NET ASSETS
Contracts in accumulation           $3,595,165 $25,987,176 $2,541,079 $5,913,256  $16,784,630  $9,913,407  $861,698  $9,479,983
Contracts in payout (annuitization)         --      20,150         --         --           --          --        --          --
                                    ---------- ----------- ---------- ----------  -----------  ----------  --------  ----------
Total net assets                    $3,595,165 $26,007,326 $2,541,079 $5,913,256  $16,784,630  $9,913,407  $861,698  $9,479,983
                                    ========== =========== ========== ==========  ===========  ==========  ========  ==========
Units outstanding                      230,442   2,769,167    160,072    498,257      898,843     909,223    61,589     229,539
Unit value                          $    15.60 $      9.39 $    15.87 $    11.87  $     18.67  $    10.90  $  13.99  $    41.30

Shares                                 237,148   2,052,670    168,061    625,080      796,991     781,814    49,494     591,390
Cost                                $3,602,120 $22,253,237 $2,358,375 $6,115,617  $12,945,004  $9,490,103  $892,665  $8,356,052

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                          Real                Small Cap
                                      Mid Cap     Money      Overseas    Estate   Short-Term   Emerging   Small Cap  Small Cap
                                      Value B     Market     Equity B  Securities    Bond       Growth      Index      Value
                                    Series NAV  Series NAV  Series NAV Series NAV Series NAV  Series NAV Series NAV  Series NAV
                                    ---------- ----------- ----------- ---------- ---------- ----------- ---------- -----------
TOTAL ASSETS
Investments at fair value           $7,132,896 $24,924,492 $12,508,805 $5,962,518 $9,011,966 $10,330,365 $3,728,166 $11,386,861
                                    ========== =========== =========== ========== ========== =========== ========== ===========
NET ASSETS
Contracts in accumulation           $7,132,896 $24,841,419 $12,508,805 $5,962,518 $9,011,966 $10,330,365 $3,728,166 $11,386,861
Contracts in payout (annuitization)         --      83,073          --         --         --          --         --          --
                                    ---------- ----------- ----------- ---------- ---------- ----------- ---------- -----------
Total net assets                    $7,132,896 $24,924,492 $12,508,805 $5,962,518 $9,011,966 $10,330,365 $3,728,166 $11,386,861
                                    ========== =========== =========== ========== ========== =========== ========== ===========

Units outstanding                      310,282   2,258,258     844,477    226,517    565,108     788,226    265,703     367,247
Unit value                          $    22.99 $     11.04 $     14.81 $    26.32 $    15.95 $     13.11 $    14.03 $     31.01

Shares                                 669,127  24,924,492     899,267    483,186    954,657     999,068    262,547     704,197
Cost                                $7,895,090 $24,924,492 $10,325,154 $9,160,230 $9,564,223 $ 8,728,874 $3,593,145 $12,651,085

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Total
                                      Return   Total Stock
                                      Series      Index
                                        NAV    Series NAV
                                    ---------- -----------
TOTAL ASSETS
Investments at fair value           $3,357,908 $20,029,438
                                    ========== ===========
NET ASSETS
Contracts in accumulation           $3,357,908 $20,029,438
Contracts in payout                         --          --
(annuitization)
                                    ---------- -----------
Total net assets                    $3,357,908 $20,029,438
                                    ========== ===========
Units outstanding                      287,690   1,329,170
Unit value                          $    11.67 $     15.07

Shares                                 241,924   1,543,100
Cost                                $3,302,947 $16,521,303

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Active Bond Series NAV     Blue Chip Series NAV      Bond Index Series NAV
                                                ------------------------  ------------------------  ------------------------
                                                    2007         2006         2007         2006         2007         2006
                                                -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $ 1,934,473  $   764,202  $   131,379  $    40,297  $   868,161  $   369,625
Expenses:
   Mortality and expense risk and
      administrative charges                        277,053      329,719      199,017      199,926      110,224      127,622
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                      1,657,420      434,483      (67,638)    (159,629)     757,937      242,003
                                                -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                   --           --           --           --           --           --
   Net realized gain (loss)                         (89,777)     (65,450)     846,480      412,780      (55,636)     (51,396)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                             (89,777)     (65,450)     846,480      412,780      (55,636)     (51,396)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (974,960)     440,969      960,049    1,014,446     (216,829)      63,206
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           592,683      810,002    1,738,891    1,267,597      485,472      253,813
                                                -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 39,090       41,156       43,191       52,368       10,788       28,807
   Transfers between sub-accounts and the
      company                                      (417,799)    (689,105)     870,576       13,065     (366,459)     (39,962)
   Withdrawals                                   (4,243,858)  (4,832,108)  (2,761,438)  (1,939,870)  (1,691,576)  (1,749,001)
   Annual contract fee                              (52,263)     (64,989)     (47,214)     (49,178)     (26,307)     (28,457)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (4,674,830)  (5,545,046)  (1,894,885)  (1,923,615)  (2,073,554)  (1,788,613)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (4,082,147)  (4,735,044)    (155,994)    (656,018)  (1,588,082)  (1,534,800)
Contract owners' equity at beginning of period   24,260,655   28,995,699   16,190,898   16,846,916    9,654,552   11,189,352
                                                -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $20,178,508  $24,260,655  $16,034,904  $16,190,898  $ 8,066,470  $ 9,654,552
                                                ===========  ===========  ===========  ===========  ===========  ===========

                                                    2007         2006         2007         2006         2007         2006
                                                -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                       1,930,780    2,377,535    1,879,113    2,106,658     719,263      856,525
Units issued                                        54,826       34,788      137,928      111,166      25,591       34,724
Units redeemed                                     422,719      481,543      339,047      338,711     176,871      171,986
                                                 ---------    ---------    ---------    ---------     -------      -------
Units, end of period                             1,562,887    1,930,780    1,677,994    1,879,113     567,983      719,263
                                                 =========    =========    =========    =========     =======      =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Brandes      Capital Appreciation
                                                International        Series NAV        Equity Income Series NAV
                                                -------------  ----------------------  ------------------------
                                                    2007          2007        2006         2007         2006
                                                -------------  ----------  ----------  -----------  -----------
Income:
   Dividend distributions received                $  3,344     $   18,526  $       --  $   970,795  $   544,364
Expenses:
   Mortality and expense risk and
      administrative charges                           886         59,019      40,256      417,834      428,763
                                                  --------     ----------  ----------  -----------  -----------
Net investment income (loss)                         2,458        (40,493)    (40,256)     552,961      115,601
                                                  --------     ----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              20,662         20,332          --    3,659,715    2,165,546
   Net realized gain (loss)                             (2)        58,909     (22,201)   1,104,815      471,444
                                                  --------     ----------  ----------  -----------  -----------
Realized gains (losses)                             20,660         79,241     (22,201)   4,764,530    2,636,990
                                                  --------     ----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      (24,111)       410,477      97,248   (4,475,699)   2,833,322
                                                  --------     ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                             (993)       449,225      34,791      841,792    5,585,913
                                                  --------     ----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                    --         14,420      10,047       75,929       99,934
   Transfers between sub-accounts and the
      company                                      167,359        395,486   5,220,964     (587,491)    (579,988)
   Withdrawals                                      (1,240)      (751,285)   (395,793)  (5,781,740)  (4,414,387)
   Annual contract fee                                (267)       (11,456)     (8,721)    (104,012)    (110,508)
                                                  --------     ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions              165,852       (352,835)  4,826,497   (6,397,314)  (5,004,949)
                                                  --------     ----------  ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                          164,859         96,390   4,861,288   (5,555,522)     580,964
Contract owners' equity at beginning of period          --      4,861,288          --   35,138,760   34,557,796
                                                  --------     ----------  ----------  -----------  -----------
Contract owners' equity at end of period          $164,859     $4,957,678  $4,861,288  $29,583,238  $35,138,760
                                                  ========     ==========  ==========  ===========  ===========

                                                    2007          2007        2006         2007         2006
                                                -------------  ----------  ----------  -----------  -----------
Units, beginning of period                             --       1,264,416          --   2,120,699    2,443,768
Units issued                                        8,018         126,242   1,409,831      70,542       38,475
Units redeemed                                         72         222,539     145,415     443,325      361,544
                                                    -----       ---------   ---------   ---------    ---------
Units, end of period                                7,946       1,168,119   1,264,416   1,747,916    2,120,699
                                                    =====       =========   =========   =========    =========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               Financial Services
                                                  Equity Index Series NAV          Series NAV         Global Bond Series NAV
                                                --------------------------  ------------------------  ----------------------
                                                    2007          2006          2007         2006        2007        2006
                                                ------------  ------------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received              $  1,471,316  $    672,822  $   180,348  $    77,499  $  239,891  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                         627,947       712,786      173,303      204,076      36,626      39,682
                                                ------------  ------------  -----------  -----------  ----------  ----------
Net investment income (loss)                         843,369       (39,964)       7,045     (126,577)    203,265     (39,682)
                                                ------------  ------------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --    1,783,753          345          --      41,062
   Net realized gain (loss)                        3,559,925     2,383,227    1,232,669      950,994     (17,190)    (39,268)
                                                ------------  ------------  -----------  -----------  ----------  ----------
Realized gains (losses)                            3,559,925     2,383,227    3,016,422      951,339     (17,190)      1,794
                                                ------------  ------------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     (2,154,823)    5,143,615   (4,020,671)   2,350,674      36,728     158,485
                                                ------------  ------------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          2,248,471     7,486,878     (997,204)   3,175,436     222,803     120,597
                                                ------------  ------------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                  93,651       179,162       19,145       36,849       6,650      20,526
   Transfers between sub-accounts and the
      company                                     (1,074,859)   (1,712,013)    (624,490)    (373,553)    774,691     (31,506)
   Withdrawals                                   (12,933,383)   (9,535,141)  (3,313,353)  (4,203,030)   (342,994)   (495,515)
   Annual contract fee                              (140,807)     (159,355)     (25,047)     (28,687)     (8,796)     (9,101)
                                                ------------  ------------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (14,055,398)  (11,227,347)  (3,943,745)  (4,568,421)    429,551    (515,596)
                                                ------------  ------------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (11,806,927)   (3,740,469)  (4,940,949)  (1,392,985)    652,354    (394,999)
Contract owners' equity at beginning of period    55,638,952    59,379,421   16,271,280   17,664,265   2,942,811   3,337,810
                                                ------------  ------------  -----------  -----------  ----------  ----------
Contract owners' equity at end of period        $ 43,832,025  $ 55,638,952  $11,330,331  $16,271,280  $3,595,165  $2,942,811
                                                ============  ============  ===========  ===========  ==========  ==========

                                                    2007          2006          2007         2006        2007        2006
                                                ------------  ------------  -----------  -----------  ----------  ----------
Units, beginning of period                        2,543,078     3,105,338     813,072     1,072,910     204,191     240,793
Units issued                                         54,052        38,783      14,157        21,070      65,884      20,196
Units redeemed                                      675,306       601,043     212,142       280,908      39,633      56,798
                                                  ---------     ---------     -------     ---------     -------     -------
Units, end of period                              1,921,824     2,543,078     615,087       813,072     230,442     204,191
                                                  =========     =========     =======     =========     =======     =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Growth & Income
                                                       Series NAV            Health Series NAV      High Yield Series NAV
                                                ------------------------  ----------------------  ------------------------
                                                    2007         2006        2007        2006         2007         2006
                                                -----------  -----------  ----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $   511,185  $   192,688  $       --  $       --  $   839,731  $   516,899
Expenses:
   Mortality and expense risk and
      administrative charges                        363,102      424,998      32,501      32,380       84,497       98,499
                                                -----------  -----------  ----------  ----------  -----------  -----------
Net investment income (loss)                        148,083     (232,310)    (32,501)    (32,380)     755,234      418,400
                                                -----------  -----------  ----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            2,633,324    2,033,836     494,513     240,682           --           --
   Net realized gain (loss)                       2,292,177    2,071,762     116,382      59,860      136,048      109,323
                                                -----------  -----------  ----------  ----------  -----------  -----------
Realized gains (losses)                           4,925,501    4,105,598     610,895     300,542      136,048      109,323
                                                -----------  -----------  ----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (4,089,867)    (255,578)   (188,129)    (93,777)    (844,573)     157,707
                                                -----------  -----------  ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           983,717    3,617,710     390,265     174,385       46,709      685,430
                                                -----------  -----------  ----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 67,178      102,800       2,015       4,540       23,400       22,704
   Transfers between sub-accounts and the
      company                                    (1,035,799)    (574,340)   (111,369)     (5,706)    (562,703)     (85,351)
   Withdrawals                                   (5,965,188)  (8,106,824)   (313,243)   (185,015)  (1,101,755)  (1,342,500)
   Annual contract fee                              (58,462)     (67,536)     (7,532)     (7,444)     (20,684)     (23,649)
                                                -----------  -----------  ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (6,992,271)  (8,645,900)   (430,129)   (193,625)  (1,661,742)  (1,428,796)
                                                -----------  -----------  ----------  ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (6,008,554)  (5,028,190)    (39,864)    (19,240)  (1,615,033)    (743,366)
Contract owners' equity at beginning of period   32,015,880   37,044,070   2,580,943   2,600,183    7,528,289    8,271,655
                                                -----------  -----------  ----------  ----------  -----------  -----------
Contract owners' equity at end of period        $26,007,326  $32,015,880  $2,541,079  $2,580,943  $ 5,913,256  $ 7,528,289
                                                ===========  ===========  ==========  ==========  ===========  ===========

                                                    2007         2006        2007        2006         2007         2006
                                                -----------  -----------  ----------  ----------  -----------  -----------
Units, beginning of period                       3,481,936    4,467,621     189,039     203,948      636,777      763,267
Units issued                                        19,170       87,201      10,986      17,566       19,250       24,899
Units redeemed                                     731,939    1,072,886      39,953      32,475      157,770      151,389
                                                 ---------    ---------     -------     -------      -------      -------
Units, end of period                             2,769,167    3,481,936     160,072     189,039      498,257      636,777
                                                 =========    =========     =======     =======      =======      =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  International Equity                                 Mid Cap Index
                                                    Index Series NAV         Managed Series NAV          Series NAV
                                                ------------------------  ------------------------  -------------------
                                                    2007         2006         2007         2006        2007      2006
                                                -----------  -----------  -----------  -----------  ---------  --------
Income:
   Dividend distributions received              $   870,403  $   133,130  $   562,394  $   187,042  $  13,120  $  6,033
Expenses:
   Mortality and expense risk and
      administrative charges                        216,413      194,118      132,094      148,237     12,210    11,822
                                                -----------  -----------  -----------  -----------  ---------  --------
Net investment income (loss)                        653,990      (60,988)     430,300       38,805        910    (5,789)
                                                -----------  -----------  -----------  -----------  ---------  --------
Realized gains (losses) on investments:
   Capital gain distributions received            1,715,937      130,200      203,920      837,227    115,401    40,444
   Net realized gain (loss)                       1,276,334      906,851      119,835       68,640     75,478    24,583
                                                -----------  -----------  -----------  -----------  ---------  --------
Realized gains (losses)                           2,992,271    1,037,051      323,755      905,867    190,879    65,027
                                                -----------  -----------  -----------  -----------  ---------  --------
Unrealized appreciation (depreciation) during
   the period                                    (1,318,960)   2,643,175     (664,177)    (271,117)  (138,667)   14,640
                                                -----------  -----------  -----------  -----------  ---------  --------
Net increase (decrease) in contract owners'
   equity from operations                         2,327,301    3,619,238       89,878      673,555     53,122    73,878
                                                -----------  -----------  -----------  -----------  ---------  --------
Changes from principal transactions:
   Purchase payments                                 23,886       43,541       20,614       37,449        558     1,042
   Transfers between sub-accounts and the
      company                                       138,760      393,306     (287,489)    (754,366)    61,113   125,747
   Withdrawals                                   (2,699,787)  (1,474,928)  (1,061,566)  (1,790,648)  (214,405)  (99,618)
   Annual contract fee                              (50,450)     (46,781)     (26,615)     (30,457)    (3,078)   (3,137)
                                                -----------  -----------  -----------  -----------  ---------  --------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,587,591)  (1,084,862)  (1,355,056)  (2,538,022)  (155,812)   24,034
                                                -----------  -----------  -----------  -----------  ---------  --------
Total increase (decrease) in contract owners'
   equity                                          (260,290)   2,534,376   (1,265,178)  (1,864,467)  (102,690)   97,912
Contract owners' equity at beginning of period   17,044,920   14,510,544   11,178,585   13,043,052    964,388   866,476
                                                -----------  -----------  -----------  -----------  ---------  --------
Contract owners' equity at end of period        $16,784,630  $17,044,920  $ 9,913,407  $11,178,585  $ 861,698  $964,388
                                                ===========  ===========  ===========  ===========  =========  ========

                                                    2007         2006         2007         2006        2007      2006
                                                -----------  -----------  -----------  -----------  ---------  --------
Units, beginning of period                       1,044,091    1,115,633    1,032,083    1,278,125     73,216    71,294
Units issued                                        71,750       69,207       10,320       11,096     13,352    13,246
Units redeemed                                     216,998      140,749      133,180      257,138     24,979    11,324
                                                 ---------    ---------    ---------    ---------     ------    ------
Units, end of period                               898,843    1,044,091      909,223    1,032,083     61,589    73,216
                                                 =========    =========    =========    =========     ======    ======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               Mid Cap Value B
                                                Mid Cap Stock Series NAV         Series NAV           Money Market Series NAV
                                                ------------------------  ------------------------  --------------------------
                                                    2007         2006         2007         2006         2007          2006
                                                -----------  -----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $       802  $        --  $   179,453  $    28,844  $  1,181,527  $  1,161,721
Expenses:
   Mortality and expense risk and
      administrative charges                        114,421      112,500      107,600      113,883       311,991       311,683
                                                -----------  -----------  -----------  -----------  ------------  ------------
Net investment income (loss)                       (113,619)    (112,500)      71,853      (85,039)      869,536       850,038
                                                -----------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            2,340,521      369,927    1,738,412      728,927            --            --
   Net realized gain (loss)                         669,578      424,620      525,077      485,339         1,332        45,168
                                                -----------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses)                           3,010,099      794,547    2,263,489    1,214,266         1,332        45,168
                                                -----------  -----------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                             (1,079,194)     342,822   (2,314,859)     442,576            --            --
                                                -----------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         1,817,286    1,024,869       20,483    1,571,803       870,868       895,206
                                                -----------  -----------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 29,820       13,757       15,222       14,206       115,038        49,503
   Transfers between sub-accounts and the
      company                                       234,861      206,949     (454,645)    (510,732)   21,977,329    12,704,064
   Withdrawals                                   (1,586,394)  (1,141,322)  (1,685,649)  (1,018,360)  (22,041,371)  (13,960,442)
   Annual contract fee                              (30,607)     (29,256)     (26,186)     (27,161)      (66,361)      (69,742)
                                                -----------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,352,320)    (949,872)  (2,151,258)  (1,542,047)      (15,365)   (1,276,617)
                                                -----------  -----------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                           464,966       74,997   (2,130,775)      29,756       855,503      (381,411)
Contract owners' equity at beginning of period    9,015,017    8,940,020    9,263,671    9,233,915    24,068,989    24,450,400
                                                -----------  -----------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $ 9,479,983  $ 9,015,017  $ 7,132,896  $ 9,263,671  $ 24,924,492  $ 24,068,989
                                                ===========  ===========  ===========  ===========  ============  ============

                                                    2007         2006         2007         2006         2007          2006
                                                -----------  -----------  -----------  -----------  ------------  ------------
Units, beginning of period                        266,438      296,585      400,087      474,602      2,262,046     2,364,230
Units issued                                       21,189       24,590       12,487       24,239      1,672,014     1,100,187
Units redeemed                                     58,088       54,737      102,292       98,754      1,675,802     1,202,371
                                                  -------      -------      -------      -------      ---------     ---------
Units, end of period                              229,539      266,438      310,282      400,087      2,258,258     2,262,046
                                                  =======      =======      =======      =======      =========     =========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Overseas Equity B      Real Estate Securities        Short-Term Bond
                                                       Series NAV                Series NAV                Series NAV
                                                ------------------------  ------------------------  ------------------------
                                                    2007         2006         2007         2006         2007         2006
                                                -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   301,767  $   110,502  $   221,060  $   162,150  $   951,506  $   405,331
Expenses:
   Mortality and expense risk and
      administrative charges                        157,970      153,702      102,929      110,088      129,675      147,800
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                        143,797      (43,200)     118,131       52,062      821,831      257,531
                                                -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            1,485,453      421,551    4,027,652    1,507,687           --           --
   Net realized gain (loss)                       1,208,569      853,235     (291,354)     195,283     (114,963)     (55,640)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                           2,694,022    1,274,786    3,736,298    1,702,970     (114,963)     (55,640)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (1,487,302)     846,845   (5,165,031)     991,650     (496,031)     184,317
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         1,350,517    2,078,431   (1,310,602)   2,746,682      210,837      386,208
                                                -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 39,040       48,950       20,306       31,869       16,666       22,562
   Transfers between sub-accounts and the
      company                                       479,800      684,204     (994,897)    (279,103)    (710,990)    (152,630)
   Withdrawals                                   (2,146,551)  (1,814,160)  (1,317,431)  (1,145,511)  (1,854,088)  (1,678,103)
   Annual contract fee                              (36,332)     (35,722)     (22,768)     (24,707)     (33,173)     (38,108)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (1,664,043)  (1,116,728)  (2,314,790)  (1,417,452)  (2,581,585)  (1,846,279)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                          (313,526)     961,703   (3,625,392)   1,329,230   (2,370,748)  (1,460,071)
Contract owners' equity at beginning of period   12,822,331   11,860,628    9,587,910    8,258,680   11,382,714   12,842,785
                                                -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $12,508,805  $12,822,331  $ 5,962,518  $ 9,587,910  $ 9,011,966  $11,382,714
                                                ===========  ===========  ===========  ===========  ===========  ===========

                                                    2007         2006         2007         2006         2007         2006
                                                -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                        962,000     1,052,222     303,871      349,836      726,049      846,044
Units issued                                       90,462        77,370      15,771        6,266       57,661       26,940
Units redeemed                                    207,985       167,592      93,125       52,231      218,602      146,935
                                                  -------     ---------     -------      -------      -------      -------
Units, end of period                              844,477       962,000     226,517      303,871      565,108      726,049
                                                  =======     =========     =======      =======      =======      =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Small Cap Emerging         Small Cap Index           Small Cap Value
                                                    Growth Series NAV            Series NAV               Series NAV
                                                ------------------------  -----------------------  ------------------------
                                                    2007         2006         2007         2006        2007         2006
                                                -----------  -----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $        --  $        --  $    77,482  $   25,762  $   137,649  $    16,690
Expenses:
   Mortality and expense risk and
      administrative charges                        138,385      155,915       56,148      60,176      178,526      190,656
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net investment income (loss)                       (138,385)    (155,915)      21,334     (34,414)     (40,877)    (173,966)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            2,476,786           --      568,908     130,347    2,569,417    2,686,095
   Net realized gain (loss)                         856,684      848,175      275,997     132,772    1,419,845      880,554
                                                -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses)                           3,333,470      848,175      844,905     263,119    3,989,262    3,566,649
                                                -----------  -----------  -----------  ----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                             (1,841,453)     712,001     (974,136)    483,663   (4,314,202)    (875,652)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         1,353,632    1,404,261     (107,897)    712,368     (365,817)   2,517,031
                                                -----------  -----------  -----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 27,078       31,874       15,298       9,608       29,524       51,748
   Transfers between sub-accounts and the
      company                                      (627,586)    (365,397)    (273,621)     61,161   (1,271,363)    (183,661)
   Withdrawals                                   (2,043,214)  (2,165,137)    (733,916)   (513,442)  (2,515,285)  (1,873,255)
   Annual contract fee                              (26,725)     (30,802)     (13,048)    (14,682)     (38,275)     (40,930)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,670,447)  (2,529,462)  (1,005,287)   (457,355)  (3,795,399)  (2,046,098)
                                                -----------  -----------  -----------  ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (1,316,815)  (1,125,201)  (1,113,184)    255,013   (4,161,216)     470,933
Contract owners' equity at beginning of period   11,647,180   12,772,381    4,841,350   4,586,337   15,548,077   15,077,144
                                                -----------  -----------  -----------  ----------  -----------  -----------
Contract owners' equity at end of period        $10,330,365  $11,647,180  $ 3,728,166  $4,841,350  $11,386,861  $15,548,077
                                                ===========  ===========  ===========  ==========  ===========  ===========

                                                    2007         2006         2007         2006        2007         2006
                                                -----------  -----------  -----------  ----------  -----------  -----------
Units, beginning of period                       1,000,013    1,226,158     333,727      367,287     480,800      549,394
Units issued                                        28,005       56,252      13,662       11,445      19,308       13,821
Units redeemed                                     239,792      282,397      81,686       45,005     132,861       82,415
                                                 ---------    ---------     -------      -------     -------      -------
Units, end of period                               788,226    1,000,013     265,703      333,727     367,247      480,800
                                                 =========    =========     =======      =======     =======      =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Total Return           Total Stock Index
                                                      Series NAV               Series NAV
                                                ----------------------  ------------------------
                                                   2007        2006         2007         2006
                                                ----------  ----------  -----------  -----------
Income:
   Dividend distributions received              $  232,515  $   91,921  $   507,782  $   253,170
Expenses:
   Mortality and expense risk and
      administrative charges                        37,578      33,453      280,063      305,889
                                                ----------  ----------  -----------  -----------
Net investment income (loss)                       194,937      58,468      227,719      (52,719)
                                                ----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                  --          --      811,593      130,156
   Net realized gain (loss)                          8,455      (2,835)   1,292,904      688,567
                                                ----------  ----------  -----------  -----------
Realized gains (losses)                              8,455      (2,835)   2,104,497      818,723
                                                ----------  ----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                       24,842       6,784   (1,351,397)   2,383,854
                                                ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          228,234      62,417      980,819    3,149,858
                                                ----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                   998       1,753       77,263      101,073
   Transfers between sub-accounts and the
      company                                      635,846     656,969     (782,966)  (1,461,628)
   Withdrawals                                    (331,666)   (472,673)  (4,151,977)  (2,754,121)
   Annual contract fee                              (9,739)     (8,498)     (62,217)     (69,045)
                                                ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions              295,439     177,551   (4,919,897)  (4,183,721)
                                                ----------  ----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                          523,673     239,968   (3,939,078)  (1,033,863)
Contract owners' equity at beginning of period   2,834,235   2,594,267   23,968,516   25,002,379
                                                ----------  ----------  -----------  -----------
Contract owners' equity at end of period        $3,357,908  $2,834,235  $20,029,438  $23,968,516
                                                ==========  ==========  ===========  ===========

                                                   2007        2006         2007         2006
                                                ----------  ----------  -----------  -----------
Units, beginning of period                        260,472     244,081    1,652,407    1,963,184
Units issued                                       78,005      74,442       26,562       25,934
Units redeemed                                     50,787      58,051      349,799      336,711
                                                  -------     -------    ---------    ---------
Units, end of period                              287,690     260,472    1,329,170    1,652,407
                                                  =======     =======    =========    =========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

John Hancock Variable Annuity Account JF (the "Account") is a separate investment account of John Hancock Variable Life Insurance Company (the "Company"), a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("John Hancock"). John Hancock, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial. The Account was formed to fund variable annuity contracts issued by the Company. Currently, the Account funds the Declaration, Patriot, Revolution Access, Revolution Extra, Revolution Standard and Revolution Value Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended (the "Act"), and currently consists of twenty-five sub-accounts which are invested exclusively in a corresponding Portfolio of the John Hancock Trust (the "Trust") and one sub-account which was exclusively invested in a corresponding Portfolio of the M Funds (the "Outside Trust").

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets. At December 31, 2007, the 25 sub-accounts invested in Portfolios of the Trust had only issued Series NAV units and were only invested in Series NAV shares of the Trust.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed in 2007 are as follows:

Sub-accounts Closed      2007
-------------------      ----
Brandes International    Jan 8

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates, ranging from 1% to 1.25%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2007.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Account beginning January 1, 2008 and will then be prospectively applicable. The Account expects that the adoption of SFAS 157 will not have a material effect on its financial position and results of operations.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of January 1, 2007, FIN 48 had no impact on the financial statements of the Account.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATION

Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. The Company has underwriting and distribution agreements with its affiliate, John Hancock Distributors, LLC ("JH Distributors"). JH Distributors is owned by MFC. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments from the Portfolios of the Trust and the Outside Trust during 2007 were as follows:

                                          Details of Investments
                                        -------------------------
Sub-account                              Purchases       Sales
-----------                             -----------   -----------
Active Bond Series NAV                  $ 2,613,792   $ 5,631,202
Blue Chip Series NAV                      1,402,862     3,365,385
Bond Index Series NAV                     1,212,704     2,528,319
Brandes International                       191,363         2,390
Capital Appreciation Series NAV             569,688       942,683
Equity Income Series NAV                  5,834,899     8,019,538
Equity Index Series NAV                   2,694,309    15,906,339
Financial Services Series NAV             2,242,879     4,395,827
Global Bond Series NAV                    1,249,509       616,692
Growth & Income Series NAV                3,313,511     7,524,375
Health Series NAV                           658,011       626,129
High Yield Series NAV                     1,062,334     1,968,842
International Equity Index Series NAV     3,844,625     4,062,290
Managed Series NAV                          871,979     1,592,815
Mid Cap Index Series NAV                    322,075       361,575
Mid Cap Stock Series NAV                  3,182,219     2,307,636
Mid Cap Value B Series NAV                2,211,549     2,552,541
Money Market Series NAV                  19,258,324    18,404,153
Overseas Equity B Series NAV              3,096,507     3,131,302
Real Estate Securities Series NAV         4,723,699     2,892,706
Short-Term Bond Series NAV                1,839,202     3,598,957
Small Cap Emerging Growth Series NAV      2,814,753     3,146,800
Small Cap Index Series NAV                  840,763     1,255,807
Small Cap Value Series NAV                3,344,796     4,611,656
Total Return Series NAV                   1,092,013       601,636
Total Stock Index Series NAV              1,693,654     5,574,240

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                 AT DECEMBER 31,              -------------------------------------------------
                                       ------------------------------------                        INVESTMENT     TOTAL RETURN
                                        UNITS    UNIT FAIR VALUE     ASSETS      EXPENSE RATIO       INCOME        HIGHEST TO
           SUB-ACCOUNT          YEAR   (000S)   HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST*     RATIO**       LOWEST***
           -----------          ----   ------   -----------------   -------   ------------------   ----------   ---------------
Active Bond Series NAV          2007    1,563    $16.60 to $12.86   $20,179     1.25% to 1.00%        8.66%       3.01% to 2.75%
                                2006    1,931      16.12 to 12.52    24,261      1.25 to 1.00         2.89         3.52 to 3.25
                                2005    2,378      15.57 to 12.13    28,996      1.25 to 1.00         1.35         1.53 to 1.28
                                2004    2,844      15.33 to 11.97    34,198      1.25 to 1.00         3.38         3.71 to 3.44
                                2003    3,298      14.78 to 11.57    38,357      1.25 to 1.00         4.52         5.42 to 5.16
Blue Chip Series NAV            2007    1,678      42.90 to 12.83    16,035      1.25 to 1.00         0.82       11.70 to 11.42
                                2006    1,879       38.40 to 8.47    16,191      1.25 to 1.00         0.25         8.50 to 8.22
                                2005    2,107       35.40 to 7.82    16,847      1.25 to 1.00         0.00        12.79 to 6.41
Bond Index Series NAV           2007      568      14.53 to 14.21     8,066      1.25 to 1.00         9.81         6.07 to 5.79
                                2006      719      14.01 to 13.42     9,655      1.25 to 1.00         3.62         3.02 to 2.78
                                2005      857      13.62 to 13.06    11,189      1.25 to 1.00         1.65         1.37 to 0.66
                                2004    1,005      13.12 to 12.91    12,977      1.25 to 1.00         4.51         3.02 to 2.75
                                2003    1,251      12.74 to 12.57    15,726      1.25 to 1.00         4.36         2.57 to 2.32
Brandes International           2007        8      20.91 to 20.75       165      1.25 to 1.15         4.61         6.78 to 6.67
Capital Appreciation Series
   NAV                          2007    1,168      13.41 to 11.57     4,958      1.25 to 1.00         0.39       10.59 to 10.32
                                2006    1,264       12.12 to 3.81     4,861      1.25 to 1.00         0.00         0.99 to 0.82
Equity Income Series NAV        2007    1,748      26.96 to 16.92    29,583      1.25 to 1.00         2.89         2.36 to 2.12
                                2006    2,121      26.34 to 12.12    35,139      1.25 to 1.00         1.59       17.87 to 17.57
                                2005    2,444      22.34 to 10.30    34,558      1.25 to 1.00         0.00         6.14 to 3.05
Equity Index Series NAV         2007    1,922      22.93 to 12.46    43,832      1.25 to 1.00         2.92         4.20 to 3.96
                                2006    2,543      22.06 to 10.94    55,639      1.25 to 1.00         1.18       14.42 to 14.13
                                2005    3,105       19.32 to 9.57    59,379      1.25 to 1.00         0.22         8.16 to 3.35
                                2004    1,318      18.70 to 10.08    23,943      1.25 to 1.00         1.78         9.60 to 9.32
                                2003    1,511       17.10 to 9.20    24,686      1.25 to 1.00         3.00       27.16 to 26.83
Financial Services Series NAV   2007      615      18.92 to 18.42    11,330      1.25 to 1.00         1.30      (7.66) to (7.89)
                                2006      813      20.49 to 13.53    16,271      1.25 to 1.00         0.47       21.94 to 21.63
                                2005    1,073      16.60 to 11.12    17,664      1.25 to 1.00         0.00       14.17 to 11.23
Global Bond Series NAV          2007      230      19.91 to 15.60     3,595      1.25 to 1.00         8.13         8.52 to 8.26
                                2006      204      18.35 to 10.06     2,943      1.25 to 1.00         0.00         4.23 to 3.96
                                2005      241       17.60 to 9.68     3,338      1.25 to 1.00         0.00      (3.25) to (6.76)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                  AT DECEMBER 31,             -------------------------------------------------
                                       ------------------------------------                        INVESTMENT     TOTAL RETURN
                                        UNITS    UNIT FAIR VALUE     ASSETS      EXPENSE RATIO       INCOME        HIGHEST TO
           SUB-ACCOUNT          YEAR   (000S)   HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST*     RATIO**       LOWEST***
           -----------          ----   ------   -----------------   -------   ------------------   ----------   ---------------
Growth & Income Series NAV      2007    2,769    $16.77 to $9.37    $26,007        1.25% to 1%        1.75%       3.04% to 2.78%
                                2006    3,482      16.28 to 9.12     32,016      1.25 to 1.00         0.56       11.61 to 11.33
                                2005    4,468      14.58 to 8.19     37,044      1.25 to 1.00         0.18         7.90 to 7.63
                                2004    5,302      13.52 to 7.61     40,779      1.25 to 1.00         1.08         9.86 to 9.57
                                2003    6,022      12.30 to 6.95     42,710      1.25 to 1.00         0.98       23.11 to 22.80
Health Series NAV               2007      160     15.88 to 14.70      2,541              1.25         0.00       16.28 to 16.27
                                2006      189     13.65 to 12.64      2,581              1.25         0.00                 7.09
                                2005      204     12.75 to 11.81      2,600      1.25 to 1.24         0.00      22.08 to 18.07
High Yield Series NAV           2007      498     12.14 to 11.87      5,913      1.25 to 1.00        12.38         0.65 to 0.39
                                2006      637     12.07 to 11.28      7,528      1.25 to 1.00         6.56         9.38 to 9.07
                                2005      763     11.03 to 10.34      8,272      1.25 to 1.00         0.00         5.89 to 3.43
International Equity Index
   Series NAV                   2007      899     19.10 to 18.67     16,785      1.25 to 1.00         5.00       14.67 to 14.38
                                2006    1,044     19.77 to 16.33     17,045      1.25 to 1.00         0.86       25.85 to 25.53
                                2005    1,116     15.73 to 13.01     14,511      1.25 to 1.00         0.54       18.03 to 15.39
                                2004      366     11.44 to 11.27      4,125      1.25 to 1.00         2.23       19.06 to 18.75
                                2003      359       9.61 to 9.49      3,405      1.25 to 1.00         2.93       40.57 to 40.22
Managed Series NAV              2007      909     12.22 to 11.94      9,913      1.25 to 1.00         5.30         0.95 to 0.70
                                2006    1,032     12.10 to 10.68     11,179      1.25 to 1.00         1.58         6.41 to 6.13
                                2005    1,278     11.37 to 10.06     13,043      1.25 to 1.00         0.60         1.68 to 0.63
                                2004    1,417              10.05     14,256              1.25         1.88                 6.84
                                2003    1,554               9.41     14,633              1.25         3.35                17.53
Mid Cap Index Series NAV        2007       62              13.99        862              1.25         1.34                 6.22
                                2006       73              13.17        964              1.25         0.64                 8.38
                                2005       71              12.15        866      1.25 to 1.24         0.00                16.29
Mid Cap Stock Series NAV        2007      230     41.30 to 15.93      9,480              1.25         0.01                22.06
                                2006      266     33.84 to 13.05      9,015              1.25         0.00                12.25
                                2005      297     30.14 to 11.62      8,940      1.25 to 1.24         0.00       26.16 to 16.24
Mid Cap Value B Series NAV      2007      310     23.01 to 22.10      7,133      1.25 to 1.00         2.08      (0.49) to (0.73)
                                2006      400     23.18 to 12.67      9,264      1.25 to 1.00         0.32       19.14 to 18.85
                                2005      475     19.50 to 10.66      9,234      1.25 to 1.00         0.04         6.63 to 6.05
                                2004      502     18.39 to 17.53      9,213      1.25 to 1.00         0.41       17.56 to 17.26
                                2003      363     15.68 to 14.91      5,681      1.25 to 1.00         3.84       43.71 to 43.35

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                  AT DECEMBER 31,             ---------------------------------------------------
                                       ------------------------------------                        INVESTMENT      TOTAL RETURN
                                        UNITS    UNIT FAIR VALUE     ASSETS      EXPENSE RATIO       INCOME         HIGHEST TO
         SUB-ACCOUNT            YEAR   (000S)   HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST*     RATIO**        LOWEST***
         -----------            ----   ------   -----------------   -------   ------------------   ----------   -----------------
Money Market Series NAV         2007    2,258    $13.35 to $11.00   $24,924     1.25% to 1.00%        4.72%         3.79% to 3.55%
                                2006    2,262      12.86 to 10.47    24,069      1.25 to 1.00         4.60           3.67 to 3.39
                                2005    2,364      12.40 to 10.13    24,450      1.25 to 1.00         2.91           1.94 to 1.69
                                2004    2,908      12.17 to 10.10    29,537      1.25 to 1.00         1.06          0.06 to (0.16)
                                2003    3,820      12.16 to 10.12    38,863      1.25 to 1.00         0.96        (0.05) to (0.30)
Overseas Equity B Series NAV    2007      844      15.89 to 15.15    12,509      1.25 to 1.00         2.38         11.41 to 11.14
                                2006      962      14.29 to 13.33    12,822      1.25 to 1.00         0.90         18.57 to 18.27
                                2005    1,052      12.09 to 11.27    11,861      1.25 to 1.00         0.54         20.86 to 16.95
                                2004    1,213        9.78 to 9.64    11,687      1.25 to 1.00         0.48           9.90 to 9.64
                                2003      611        8.90 to 8.79     5,368      1.25 to 1.00         1.47         31.05 to 30.70
Real Estate Securities Series
   NAV                          2007      227      65.38 to 26.31     5,963      1.25 to 1.00         2.68      (16.40) to (16.61)
                                2006      304      78.20 to 14.45     9,588      1.25 to 1.00         1.83         36.79 to 36.45
                                2005      350      57.17 to 10.59     8,259      1.25 to 0.15         0.00          13.08 to 5.88
Short-Term Bond Series NAV      2007      565      16.01 to 13.34     9,012      1.25 to 1.00         9.14           2.20 to 2.00
                                2006      726      15.70 to 10.40    11,383      1.25 to 1.00         3.43           3.53 to 3.27
                                2005      846      15.20 to 10.07    12,843      1.25 to 1.00         1.64           1.18 to 0.66
                                2004    1,034               15.07    15,563              1.25         2.96                   0.16
                                2003    1,196               15.04    17,966              1.25         3.45                   1.49
Small Cap Emerging Growth
Series NAV                      2007      788      14.71 to 13.76    10,330      1.25 to 1.00         0.00         12.86 to 12.57
                                2006    1,000      13.07 to 11.56    11,647      1.25 to 1.00         0.00         12.34 to 12.06
                                2005    1,226      11.67 to 10.31    12,772      1.25 to 1.00         0.00         16.65 to 15.87
                                2004    1,351        9.34 to 8.90    12,148      1.25 to 1.00         0.00           8.36 to 8.09
                                2003      177        8.62 to 8.23     1,467      1.25 to 1.00         0.00         47.34 to 46.98
Small Cap Index Series NAV      2007      266               14.03     3,728              1.25         1.72                 (3.28)
                                2006      334               14.51     4,841              1.25         0.54                  16.17
                                2005      367               12.49     4,586      1.25 to 1.24         0.00                  15.70
Small Cap Value Series NAV      2007      367      31.27 to 31.01    11,387      1.25 to 1.15         0.96        (4.02) to (4.12)
                                2006      481      32.58 to 12.58    15,548      1.25 to 1.15         0.11         17.95 to 17.83
                                2005      549      27.62 to 10.68    15,077      1.25 to 1.15         0.16           7.96 to 6.76
                                2004      631               25.43    16,063              1.25         0.88                  23.81
                                2003      685               20.54    14,071              1.25         0.66                  36.26
Total Return Series NAV         2007      288      11.67 to 10.92     3,358              1.25         7.68           7.27 to 7.26
                                2006      260      10.88 to 10.18     2,834              1.25         3.43           2.40 to 2.36
                                2005      244       10.63 to 9.94     2,594      1.25 to 1.24         0.00          0.57 to (0.62)
Total Stock Index Series NAV    2007    1,329               15.07    20,029              1.25         2.26                   3.89
                                2006    1,652               14.51    23,969              1.25         1.04                  13.90
                                2005    1,963               12.74    25,002      1.25 to 1.24         0.00                  10.21

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

(1) Financial Statements of the Depositor, John Hancock Variable Life Insurance Company. [FILED HEREWITH]

(2) Financial Statements of the Registrant, John Hancock Variable Annuity Account JF. [FILED HEREWITH]

(B) EXHIBITS:

1. John Hancock Variable Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account JF, dated November 13, 1995, incorporated by reference to Registration Statement, File No. 033-64947, filed on Form N-4 EL on December 12, 1995.

2.   Not Applicable.

3. (a) Form of Distribution and Servicing Agreement by and among John Hancock Distributors (formerly known as Manulife Securities Services LLC), John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company and their respective existing and future Separate Accounts, incorporated by reference to Post-Effective Amendment No. 50 to File No. 002-38827 filed on May 1, 2006.

     (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment No. 5 to File No. 333-16949, filed on November 17, 2000.

4. (a) Form of group deferred variable annuity contract, incorporated by reference to this Registration Statement, File No. 333-84769, filed on Form N-4 on August 9, 1999.

     (b) Form of deferred variable annuity certificate, incorporated by reference to this Registration Statement, File No. 333-84769, filed on Form N-4 on August 9, 1999.

     (c)  Reserved.

     (d) Form of waiver of withdrawal charge rider, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

     (e) Form of guaranteed retirement income benefit rider, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

     (f) Form of death benefit enhancement rider, incorporated by reference to Post-Effective Amendment No. 6 to File No. 033-64945, filed on Form S-1 on April 16, 2002.

     (g) Form of Accumulated value enhancement rider, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-81127, filed on August 9, 1999.

5. Form of contract application, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-81103, filed on August 9, 1999.

6. (a) John Hancock Variable Life Insurance Company Certificate of Incorporation, incorporated by reference to Post-Effective Amendment No. 2 to File No. 033-79108, filed on Form S-6 on January 11, 1996.

     (b) John Hancock Variable Life Insurance Company By-laws, as amended and restated May 19, 2006, incorporated by reference to Post-Effective Amendment No. 15 to File No. 033-82648, filed on May 1, 2007.

7.   Not Applicable.

8. (a) Participation Agreement Among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc. and John Hancock Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 1 to File No. 333-81127, filed on May 4, 2000.

     (b) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 1 to File No. 333-81127, filed on May 4, 2000.

     (c) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 1 to File No. 333-81127, filed on May 4, 2000.

     (d) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company, and Massachusetts Financial Services Company, incorporated by reference to Post-Effective Amendment No. 1 to File No. 333-81127, filed on May 4, 2000.

     (e) Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company, and Certain Of its Affiliated Insurance Companies, Each on Behalf of Itself and Its Separate Accounts, and John Hancock Funds, incorporated by reference to Post-Effective Amendment No. 1 to File No. 333-81127, filed on May 4, 2000.

     (f) Participation Agreement between Janus Aspen Series, Janus Capital Corporation, and John Hancock Variable Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 9 to File No. 333-425, filed on November 1, 2000.

9. Opinion and Consent of Counsel as to the legality of securities, incorporated by reference to this Registration Statement, File No. 333-84769, filed on Form N-4 on August 9, 1999.

10.  (a)  Not Applicable.

     (b) Consent of Independent Registered Public Accounting Firm. [FILED HEREWITH]

     (c)  Not applicable.

     (d)  Not applicable.

     (e) Powers of attorney for Hugh McHaffie and Lynne Patterson, incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement, File No. 333-84769, filed on May 1, 2007.


     (f) Powers of attorney for James R. Boyle, Jonathan Chiel, John D. DesPrez, Scott S. Hartz, Hugh McHaffie, Lynne Patterson, and Warren Thomson, incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, File No. 333-84769, filed on April 28, 2008.


11.  Not Applicable.

12.  Not Applicable.

ITEM 25. Directors and Officers of the Depositor


NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   ----------------------------------------------------
John D. DesPrez III*                  Chairman
James R. Boyle*                       Director and President
Jonathan Chiel*                       Director and Vice President
Scott S. Hartz                        Director, Executive Vice President and
                                      Chief Investment Officer-US Investments
Hugh McHaffie*                        Director and Senior Vice President
Lynne Patterson*                      Director, Vice President and Chief Financial Officer
Warren A. Thomson**                   Director and Vice President
Emanuel Alves*                        Vice President, Counsel and Corporate Secretary
Stephen J. Blewitt                    Vice President - Investment
George H. Braun                       Vice President - Investment
Marc Costantini                       Executive Vice President
Willma H. Davis                       Vice President -  Investment
Peter de Vries                        Vice President
Steven Finch                          Executive Vice President
Philip W. Freiberger                  Vice President - Investment
Richard Harris                        Vice President and Appointed Actuary
Marianne Harrison                     Executive Vice President
E. Kendall Hines, Jr.                 Vice President - Investment
James Hoodlet                         Vice President
Naveed Irshad                         Vice President
Cynthia Lacasse                       Vice President
Peter Levitt                          Senior Vice President and Treasurer
Nathaniel Margolis                    Vice President
Katherine MacMillan                   Executive Vice President
William McPadden                      Vice President - Investment
Mark Newton                           Vice President
Jacques Ouimet                        Vice President
Phillip J. Peters                     Vice President - Investment
Jonathan Porter                       Vice President
Krishna Ramdial                       Vice President, Treasury
Steven Mark Ray                       Vice President - Investment
Timothy A. Roseen                     Vice President - Investment
Alan R. Seghezzi                      Senior Vice President
Brooks Tingle                         Vice President
Jeffery Whitehead                     Vice President and Controller


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, 601 Congress Street, Boston, MA 02210.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Variable Life Insurance Company ("JHVLICO" or the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under JHVLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, JHVLICO and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

ITEM 27. NUMBER OF CONTRACT OWNERS


Outstanding, as of OCTOBER 31, 2008, there were 83 qualified and 153 non-qualified contracts of the series offered hereby.


ITEM 28. INDEMNIFICATION

     Article X of the Amended and Restated By-Laws of the Company, adopted on May 19, 2006, provides as follows:

     The corporation shall, except as hereinafter provided and subject to limitations of the law, indemnify each director, former director, officer and former officer, and his heirs and legal representatives, for and against all loss, liability and expense, whether heretofore or hereafter imposed upon or incurred by him in connection with any pending or future action, suit, proceeding or claim in which he may be involved, or with which he may be threatened, by reason of any alleged act or omission as a director or officer of the corporation. Such loss, liability and expense shall include, but not be limited to, judgments, fines, court costs, reasonable attorneys' fees and the cost of reasonable settlements. Such indemnification shall not cover (a) loss, liability or expense imposed or incurred in connection with any item or matter as to which such director or officer shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation or (b) loss, liability or expense imposed or incurred in connection with any item or matter which shall be settled without final adjudication unless such settlement shall have been approved as in the best interests of the corporation by vote of the board of directors at a meeting in which no director participates against whom any suit, proceeding or claim on the same or similar grounds is then pending or threatened, or in the event no such vote can be taken, unless, in the opinion of independent counsel selected by or in a manner determined by the board of directors, there is no reasonable ground not to approve such settlement as being in the best interests of the corporation. As part of such action, suit or proceeding or claim in advance of the final disposition thereof upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification hereunder. The foregoing rights of indemnification shall be in addition to any rights to which any director, former director, officer, or former officer, heirs or legal representatives may otherwise be lawfully entitled.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

     *    Principal business office is 601 Congress Street, Boston, MA 02210

     **   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

     ***  Principal business office is 197 Clarendon Street Boston, MA 02116

(c)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston MA 02210.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

     Undertakings Pursuant to Item 32 of Form N-4:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended:

     Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(e) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940:

     John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b), and they have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this seventh day of November 2008.

John Hancock Variable Life Insurance Company
Variable Account JF
(Registrant)

By: JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
    (Depositor)


By: /s/ John D. DesPrez III
    --------------------------------------------
    John D. DesPrez III
    Chairman


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


By: /s/ John D. DesPrez III
    --------------------------------------------
    John D. DesPrez III
    Chairman

                                   SIGNATURES

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on this seventh day of November 2008.

Signature                                             Title
---------                                             -----


/s/ James R. Boyle                   Director and President
----------------------------------   (Principal Executive Officer)
James R. Boyle


/s/ Lynne Patterson                  Director, VP and Chief Financial Officer
----------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery Whitehead                Vice President and Controller
----------------------------------   (Principal Accounting Officer)
Jeffery Whitehead


                *                    Chairman
----------------------------------
John D. DesPrez III


                *                    Director
----------------------------------
Jonathan Chiel


                *                    Director
----------------------------------
Scott Hartz


                *                    Director
----------------------------------
Hugh McHaffie


                *                    Director
----------------------------------
Warren A. Thomson


*/s/ Thomas J. Loftus                Senior Counsel - Annuities
----------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

Exhibits
--------
Item 24.(B)10(b)   Consent of Independent Registered Public Accounting Firm.